UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No._________)

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EMERALD OIL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMERALD OIL, INC.
1600 Broadway, Suite 1360
Denver, Colorado 80202
Ph: (303) 323-0008

April   , 2013

Dear Shareholder:

We are pleased to invite you to attend the 2013 Annual Meeting of Shareholders of Emerald Oil, Inc., to be held on June 12, 2013 at The Ritz-Carlton Hotel, 2121 McKinney Avenue, Dallas, Texas 75201, commencing at 8 a.m., Central time.

The formal notice of the Annual Meeting and proxy statement follows this letter. Enclosed with this proxy statement you will also find your proxy card, a return envelope and a copy of our Annual Report on Form 10-K, for the year ended December 31, 2012.

I hope to see you at the Annual Meeting.

Emerald Oil, Inc.

James Russell (J.R.) Reger
Executive Chairman

EMERALD OIL, INC.
1600 Broadway, Suite 1360
Denver, Colorado 80202
Ph: (303) 323-0008

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 12, 2013

To Our Shareholders:

The 2013 Annual Meeting of the Shareholders (the “2013 Annual Meeting”) of Emerald Oil, Inc. will be held on June 12, 2013 at The Ritz-Carlton Hotel, 2121 McKinney Avenue, Dallas, Texas 75201, commencing at 8 a.m., Central time. The purposes of the 2013 Annual Meeting are to:

(1)	Elect six (6) directors to our Board of Directors to serve until the next annual meeting of shareholders or until such time as their successors are elected and qualified;

(2)	Consider and vote upon a proposal to allow us, at our option, to pay dividends prior to April 1, 2015 on our outstanding shares of Series A Perpetual Preferred Stock by the issuance of (i) additional shares of Series A Perpetual Preferred Stock valued at the same value as the initial per share purchase price of the Series A Perpetual Preferred Stock and (ii) an additional warrant to purchase additional shares of our common stock;

(3)	Consider and vote upon a proposal to approve the Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan;

(4)	Consider and vote upon a proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2013 fiscal year; and

(5)	To transact such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 22, 2013 are entitled to notice of the 2013 Annual Meeting and to vote at the meeting or any adjournment or postponement thereof.

Your vote is important. You are cordially invited to attend the meeting. Even if you do not plan to attend the 2013 Annual Meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope, vote on the website or vote by telephone. The prompt return of proxies will save the Company the expense related to further requests for proxies.

By Order of the Board of Directors

Paul Wiesner
Secretary
Denver, Colorado
April   , 2013

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Shareholders to be held on June 12, 2013: The proxy statement, form of proxy card and Annual Report on Form 10-K are available on the investor page of the Emerald Oil, Inc. website at www.emeraldoil.com.

Tale of Contents	Page

INTRODUCTION	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2

PROPOSALS TO BE VOTED UPON - PROPOSAL 1 - ELECTION OF DIRECTORS	5

CORPORATE GOVERNANCE	8

EXECUTIVE OFFICERS	15

COMPENSATION DISCUSSION AND ANALYSIS	16

EXECUTIVE COMPENSATION	25

DIRECTOR COMPENSATION	29

RELATED PARTY TRANSACTIONS	30

PROPOSAL 2 - APPROVAL OF THE PAYMENT OF DIVIDENDS ON OUR OUTSTANDING SHARES OF SERIES A PERPETUAL PREFERRED STOCK WITH ADDITIONAL SHARES OF SERIES A PERPETUAL PREFERRED STOCK AND A WARRANT TO PURCHASE SHARES OF OUR COMMON STOCK	32

PROPOSAL 3 - APPROVAL OF THE EMERALD OIL, INC. SECOND AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN	34

PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM	42

OTHER BUSINESS	43

ADDITIONAL INFORMATION	43

ANNEX A - EMERALD OIL, INC. SECOND AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN	A-1

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EMERALD OIL, INC.
1600 Broadway, Suite 1360
Denver, Colorado 80202

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 12, 2013

PROXY STATEMENT

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Emerald Oil, Inc., a Montana corporation, for the 2013 Annual Meeting of Shareholders to be held on June 12, 2013, at the location and for the purposes set forth in the Notice of Annual Meeting of Shareholders, and at any adjournment or postponement thereof. We expect that this proxy statement, the related proxy and Notice of Annual Meeting of Shareholders will first be mailed to shareholders on or about May 6, 2013.

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners common stock, will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

You may vote your shares by internet, by telephone or by mail by following the instructions on the enclosed proxy or you may vote your shares in person by attending the 2013 Annual Meeting. If your shares are held in “street name,” you must instruct the record holder of your shares in order to vote. Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary prior to the voting of such proxy, giving a duly executed proxy bearing a later date or by attending and voting at the meeting. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies that are signed but lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders and in favor of the slate of directors proposed by the Board and listed herein.

You are entitled to one vote for each share of common stock and each share of Series B Voting Preferred Stock that you hold, except for the election of directors. If you vote for all nominees, one vote per share will be cast for each of the six nominees. You may withhold votes from any or all nominees. Except for the votes that shareholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy “FOR” and, if necessary, will exercise their cumulative voting rights to elect the nominees as directors. If you wish to cumulate your votes in the election of directors, you are entitled to as many votes as equal the number of shares held by you at the close of business on April 22, 2013, the record date, multiplied by the number of directors to be elected. You may cast, under the cumulative voting option, all of your votes for a single nominee or apportion your votes among any two or more nominees. For example, a holder of 100 shares may cast 600 votes for a single nominee, apportion 100 votes for each of the six nominees or apportion 600 votes in any other manner by so noting in the space provided on the proxy card. The cumulative voting feature for the election of directors is also available by voting in person at the 2013 Annual Meeting; it is not available by telephone or on the internet. In the election of directors, the six director nominees who receive the highest number of votes will be elected as directors.

The Board has fixed April 22, 2013 as the record date for determining shareholders entitled to vote at the 2013 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2013 Annual Meeting. At the close of business on April 19, 2013, 25,899,658 shares of common stock and 5,114,633 shares of Series B Voting Preferred Stock were issued and outstanding. The holders of Series B Voting Preferred Stock are entitled to vote in the election of directors and on all other matters submitted to a vote of the holders of our common stock, with the holders of Series B Voting Preferred Stock and the holders of common stock voting together as a single class; provided, however, the holders of the Series B Voting Preferred Stock will not vote on Proposal 2—Approval of the Payment of Dividends on Our Outstanding Shares of Series A Perpetual Preferred Stock with Additional Shares of Series A Perpetual Preferred Stock and a Warrant to Purchase Shares of Our Common Stock. Each share of Series B Voting Preferred Stock entitled to vote at the meeting shall not be considered in determining whether a quorum is present at the 2013 Annual Meeting. Except for a shareholder’s right to cumulate its votes as described above for the election of directors and for the holders of the Series B Voting Preferred Stock who will not vote on Proposal 2, each share of common stock and each share of Series B Voting Preferred Stock is entitled to one vote on each matter to be voted upon at the meeting.

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If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which the holder of record does not have discretionary authority to vote. Rules of the NYSE MKT determine whether proposals presented at shareholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under NYSE MKT rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under NYSE MKT rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

Under the rules of the NYSE MKT, the proposal relating to the ratification of our independent registered public accounting firm is a discretionary proposal and all other proposals included in this proxy statement are non-discretionary proposals. If you are a beneficial owner and you do not provide voting instructions to your bank, broker or other holder of record holding shares for you, your shares may be voted with respect to the ratification of our independent registered public accounting firm, but will not be voted with respect to the other matters to be considered at the 2013 Annual Meeting without those instructions. Without your voting instructions on these matters, a broker non-vote will occur with respect to your shares. Shares subject to broker non-votes will not be counted as votes for or against and will not be included in calculating the number of votes necessary for approval of such matters to be presented at the 2013 Annual Meeting; however, such shares will be considered present at the 2013 Annual Meeting for purposes of determining the existence of a quorum. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 19, 2013 certain information regarding beneficial ownership of our common stock by:

•	each person known to us to beneficially own 5% or more of our common stock;

•	each executive officer named in the Summary Compensation Table on page 25, who in this proxy statement are collectively referred to as the “named executive officers”;

•	each of our directors (including nominees); and

•	all of our executive officers (as that term is defined under the rules and regulations of the Securities and Exchange Commission) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and dispositive power with respect to the shares of common stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 25,899,658 shares of common stock and 5,114,633 shares of Series B Voting Preferred Stock outstanding on April 19, 2013, plus common stock deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act. Each share of Series B Voting Preferred Stock is part of a unit consisting of one share of Series B Voting Preferred Stock and a warrant representing the right to purchase one share of common stock. Unless otherwise noted, the address of each beneficial owner listed on the table is c/o Emerald Oil, Inc., 1600 Broadway, Suite 1360, Denver, Colorado 80202.

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Name and Address	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock(1)	Amount and Nature of Beneficial Ownership of Series B Voting Preferred Stock	Percent of Series B Voting Preferred Stock(1)	Percent of Voting Securities Beneficially Owned
Certain Beneficial Owners:
Edelman & Guill Energy L.P. (2)	5,114,633	16.5%	5,114,633	100%	16.5%
O-CAP Management, L.P. (3)	2,043,583	7.9%	—	—	6.6%
Emerald Oil & Gas NL(4)	1,662,174	6.4%	—	—	5.4%
FMR LLC(5)	1,427,314	5.5%	—	—	4.6%
T. Rowe Price Associates, Inc.(6)	1,375,000	5.3%	—	—	4.4%
Executive Officers and Directors:
James Russell (J.R.) Reger(7)	622,191	2.4%	—	—	2.0%
Michael Krzus(8)(9)	1,768,124	6.8%	—	—	5.7%
McAndrew Rudisill(8)(10)	1,768,124	6.8%	—	—	5.7%
Paul Wiesner(11)	70,817	*	—	—	*
Mitchell R. Thompson(12)	86,182	*	—	—	*
Lyle Berman(13)(14)	349,638	1.3%	—	—	1.1%
Thomas J. Edelman(2)	5,114,633	16.5%	5,114,633	100%	16.5%
Duke R. Ligon(14)	16,545	*	—	—	*
Seth Setrakian(14)	16,545	*	—	—	*
Daniel L. Spears(14)	16,545	*	—	—	*
All current directors and executive officers as a group (11 persons)(14)	8,256,462	26.3%	—	—	26.3%

______________

* Less than one percent.

(1)	Unless otherwise indicated, each shareholder has sole voting and investment power with respect to all shares of common stock indicated as being beneficially owned by such shareholder. Shares of common stock that are not outstanding, but which a designated shareholder has the right to acquire within 60 days, are included in the number of shares beneficially owned by such shareholder and are deemed to be outstanding for purposes of determining the percentage of outstanding shares beneficially owned by such shareholder, but not for purposes of determining the percentage of outstanding shares beneficially owned by any other designated shareholder.

(2)	Includes 4,943,729 units consisting of (i) a warrant to purchase 4,943,729 shares of common stock and (ii) 4,943,729 shares of Series B Voting Preferred Stock held by WDE Emerald Holdings LLC and 170,904 units consisting of (i) a warrant to purchase 170,904 shares of common stock and (ii) 170,904 shares of Series B Voting Preferred Stock held by White Deer Energy FI L.P., which are members of a “group” for purposes of Section 13(d) of the Exchange Act. Such group includes White Deer Energy L.P., White Deer Energy TE L.P., Edelman & Guill Energy L.P., Edelman & Guill Energy Ltd., Thomas J. Edelman and Ben A. Guill. White Deer Energy L.P. and White Deer Energy TE L.P. are the members of WDE Emerald Holdings LLC. By virtue of being members of WDE Emerald Holdings LLC, White Deer Energy L.P. and White Deer Energy TE L.P. may be deemed to possess voting and dispositive power with respect to 4,784,950 shares of common stock underlying the warrant and the 4,784,950 shares of Series B Voting Preferred Stock beneficially owned by WDE Emerald Holdings LLC. Edelman & Guill Energy L.P. is the general partner of White Deer Energy L.P., White Deer Energy TE L.P. and White Deer Energy FI L.P.; Edelman & Guill Energy Ltd. is the general partner of Edelman & Guill Energy L.P.; and Messrs. Edelman and Guill are the directors of Edelman & Guill Energy Ltd. Accordingly, each of Edelman & Guill Energy L.P., Edelman & Guill Energy Ltd., and Messrs. Edelman and Guill may be deemed to control the investment decisions of (i) White Deer Energy L.P. and White Deer Energy TE L.P. and, therefore, WDE Emerald Holdings LLC and (ii) White Deer Energy FI L.P. The members of the aforementioned “group” disclaim beneficial ownership of the shares of common stock underlying the warrants held by WDE Emerald Holdings LLC and White Deer Energy FI L.P. except to the extent of their respective pecuniary interests therein. The business address for each member of the aforementioned “group” is 700 Louisiana, Suite 4770, Houston, TX 77002.

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(3)	The number of shares indicated is based on the Schedule 13G filed with the Securities Exchange Commission jointly by O-CAP Management, L.P., O-CAP GP, LLC, O-CAP Advisors, LLC, Michael E. Olshan and Jared S. Sturdivant on January 14, 2013. The 2,043,583 shares of common stock are held by CAP Offshore Master Fund, L.P. and O-CAP Partners, L.P., for each of which O-CAP Management, L.P. serves as the investment manager and O-CAP Advisors, LLC serves as the general partner. CAP GP, LLC serves as the general partner of O-CAP Management, L.P. Michael E. Olshan and Jared S. Sturdivant serve as managing members of both O-CAP Advisors, LLC and O-CAP GP, LLC. 2,043,583 shares are held by a managed account for which O-CAP Management, L.P. acts as sub-advisor and has sole investment discretion and voting authority with respect to such shares. The business address for O-CAP Management, L.P. is 623 Fifth Avenue, Suite 2601, New York, NY 10022.

(4)	The number of shares indicated is based on the Schedule 13D filed with the Securities Exchange Commission by Emerald Oil & Gas NL on April 10, 2013. The business address for Emerald Oil & Gas NL is Suite 2, 12 Parliament Place, West Perth, Western Australia, C3 6005.

(5)	The number of shares indicated is based on the Schedule 13G/A filed with the Securities Exchange Commission by FMR LLC on January 10, 2013. Included in the shares of common stock that are beneficially owned by FMR LLC are (a) 1,363,400 shares beneficially owned by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC and an investment adviser registered under the Section 203 of the Investment Advisers Act of 1940 (“Investment Advisers Act”), and (b) 63,914 shares beneficially owned by Pyramis Global Advisors Trust Company, an indirect wholly owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as a result of its serving as investment manager of institutional accounts owning such shares. FMR LLC has sole voting power with respect to 63,914 shares and sole dispositive power with respect to 1,427,314 shares. The business address for FMR LLC is 82 Devonshire Street, Boston, MA 02109.

(6)	The number of shares indicated is based on the Schedule 13G filed with the Securities Exchange Commission by T. Rowe Price Associates, Inc. on February 13, 2013. T. Rowe Price Associates, Inc. has sole voting power with respect to 132,500 shares and sole dispositive power with respect to 1,375,000 shares. The business address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)	Includes 170,373 shares of common stock held by South Fork Exploration, LLC, of which Mr. Reger owns 100% the issued membership units, warrants to purchase 186,077 shares of common stock that have vested but have not been exercised, and options to acquire 22,321 shares of common stock. Does not include 316,728 unvested restricted stock units and unvested options to purchase 66,965 shares of common stock.

(8)	Includes 1,662,174 shares held by Emerald Oil & Gas NL, which Messrs. Krzus and Rudisill comprise two of the five members of the board of directors of Emerald Oil & Gas NL. Messrs. Krzus and Rudisill disclaim beneficial ownership of the shares of common stock held by Emerald Oil & Gas NL, except to the extent of their respective pecuniary interests therein.

(9)	Includes options to acquire 22,321 shares of common stock. Does not include 316,728 unvested restricted stock units and unvested options to purchase 66,965 shares of common stock.

(10)	Includes options to acquire 22,321 shares of common stock. Does not include 316,728 unvested restricted stock units and unvested options to purchase 66,965 shares of common stock.

(11)	Includes options to acquire 11,161 shares of common stock. Does not include 223,246 unvested restricted stock units and unvested options to purchase 11,161 shares of common stock.

(12)	Includes warrants and options to acquire 55,073 shares of common stock. Does not include 123,220 unvested restricted stock units and unvested options to purchase 71,429 shares of common stock.

(13)	Includes 266,342 shares held by the Lyle Berman Irrevocable Trust and 28,931 shares held by the Berman Consulting Corp.

(14)	Does not include 60,164 unvested restricted stock units.

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PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

Our Articles of Incorporation, as amended, specify that the number of directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of our Board. Our Board is currently composed of eight directors, and our Board has adopted a resolution to reduce the number of members of our Board to seven directors to be effective upon the adjournment of the 2013 Annual Meeting. One of our current directors, Lyle Berman, has elected to retire from the Board following the adjournment of our 2013 Annual Meeting.

On July 26, 2012, we acquired Emerald Oil North America, Inc. (formerly Emerald Oil, Inc.) for approximately 1.66 million shares of our common stock and made a strategic decision to add operating capabilities and focus on growing operating acreage in the Williston Basin in North Dakota and Montana. We refer to this acquisition as the “Emerald Acquisition.” In connection with the closing of the Emerald Acquisition, Joseph Lahti, Myrna McLeroy, Loren J. O’Toole, Josh Sherman and Mitchell Thompson resigned from our Board of Directors, and Mike Krzus, Duke R. Ligon, McAndrew Rudisill, Seth Setrakian and Daniel L. Spears were appointed as directors. Also in connection with the closing of the Emerald Acquisition, our Board appointed Mike Krzus as Chief Executive Officer, McAndrew Rudisill as President, Paul Wiesner as Chief Financial Officer, and Karl Osterbuhr as Vice President of Exploration and Business Development, and our Board appointed James Russell (J.R.) Reger, formerly our Chief Executive Officer, as Executive Chairman, and Mitchell Thompson, formerly our Chief Financial Officer, as Chief Accounting Officer.

On February 19, 2013, we completed a private offering with affiliates of White Deer Energy L.P. (“White Deer Energy”), pursuant to which, in exchange for a cash investment of $50 million, we issued 500,000 shares of Series A Perpetual Preferred Stock, $0.001 par value per share, 5,114,633 shares of Series B Voting Preferred Stock, $0.001 par value per share, and warrants to purchase an initial aggregate 5,114,633 shares of our common stock, at an initial exercise price of $5.77 per share. In connection with the White Deer Energy private offering and pursuant to the obligations under the related Securities Purchase Agreement and the Preferences, Limitations and Relative Rights of Series A Perpetual Preferred Stock set forth in our Articles of Incorporation, the holders of the Series A Perpetual Preferred Stock selected Thomas J. Edelman to serve on our Board as the director designee of the holders of the Series A Perpetual Preferred Stock.

Our Governance/Nominating Committee has nominated six of our current directors for re-election at the 2013 Annual Meeting to hold office until the 2014 Annual Meeting of Shareholders or until the successor of each shall be elected and qualified in accordance with our bylaws. One of our current directors, Lyle Berman, has elected to retire from the Board following the adjournment of our 2013 Annual Meeting. The holders of our Series A Perpetual Preferred Stock have selected Thomas J. Edelman to serve as the Series A Perpetual Preferred Stock designee pursuant to their rights under our Articles of Incorporation. We have no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as a director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or the Board may reduce the size of the Board.

The six nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the six nominees identified below.

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Nominees for Election as Directors at the 2013 Annual Meeting

The Board has recommended the following persons as nominees for election as directors at the 2013 Annual Meeting:

Nominee Name	Age (as of 2013 Annual Meeting)	Year First Became a Director
Mike Krzus	55	2012
Duke R. Ligon	71	2012
James Russell (J.R.) Reger	38	2010
McAndrew Rudisill	34	2012
Seth Setrakian	41	2012
Daniel L. Spears	40	2012

Certain biographical information relating to each of the nominees for election to our Board is set forth below:

Mike Krzus has been a director and served as our Chief Executive Officer since July 2012. Mr. Krzus has over 30 years experience managing technical and business areas in upstream oil and natural gas, liquefied natural gas and geothermal. Prior to joining us, Mr. Krzus was the Chief Executive and Operating Officer of Emerald Oil & Gas NL, a petroleum exploration and production company based in Perth, Australia, since February 12, 2009 and was its Managing Director from August 13, 2009 before reverting to a non-executive director on being appointed our Chief Executive Officer in July 2012. Starting as a petroleum engineer with Home Oil in Calgary in 1983, Mr. Krzus then proceeded to Woodside Petroleum Ltd (Australia’s largest operating oil company) in 1986 where he held various management and executive positions involving oil and natural gas field development (including a four-year secondment to Shell International SIPM where he led natural gas and oil field development teams in the Netherlands), exploration and production business development, company business planning and evaluations, joint venture management and technical capability management. Before leaving Woodside Petroleum Ltd in 2007, Mr. Krzus was responsible for its sub-surface technical oil and natural gas development capability and technology and its capital gating approval process. Prior to joining Emerald Oil & Gas NL, Mr. Krzus managed a geothermal exploration company that was a subsidiary of Eden Energy. Mr. Krzus is a member of the Society of Petroleum Engineers (SPE) and Graduate member of the Australian Institute of Company Directors (AICD). Mr. Krzus holds a Diploma in Oil and Gas Technology from the British Columbia Institute of Technology and a BSc in Petroleum Engineering from Tulsa University. Mr. Krzus’ qualifications to sit on the Board include his role as our Chief Executive Officer, his experience in the energy industry, his petroleum engineering background and his years of experience in oil and natural gas development and production and technical and business management of upstream oil and natural gas companies.

Duke R. Ligon has been a director since July 2012. Mr. Ligon has served as Chairman of PostRock Energy Corporation (NASDAQ: PSTR), an independent oil and natural gas company, since October 2010 and as Chairman and Director of one of PostRock’s predecessor entities since 2006. Mr. Ligon has more than 40 years of legal expertise in corporate securities, litigation, governmental affairs and mergers and acquisitions. He is an attorney and served as senior vice president and general counsel of Devon Energy Corporation (NYSE: DVN), an independent natural gas and oil exploration and production company, from January 1997 until he retired in February 2007. From 2007 to 2010, Mr. Ligon served as a strategic legal advisor to Love’s Travel Stops & Country Stores, Inc., a privately held chain of fuelling stations and attached convenience stores, and currently is the manager and owner of Mekusukey Oil Company, LLC, a privately held oil and natural gas company. Prior to joining Devon, Mr. Ligon practiced law for 12 years and last served as a partner at the law firm of Mayer Brown LLP in New York City. In addition, Mr. Ligon was Senior Vice President and Managing Director for Investment Banking at Bankers Trust Co., a privately held commercial bank, in New York City for 10 years. Mr. Ligon also serves as a member of the board of directors of Panhandle Oil and Gas, Inc. (NYSE: PHX), an oil and natural gas company, as a member of the board of directors of Vantage Drilling Company (AMX: VTG), an offshore drilling contractor, Chairman of the Board of Blueknight Energy Partners, LP (NASDAQ: BKEP), a midstream energy business, Chairman of the Board of SteelPath MLP Funds, a privately held mutual fund providing access to the Master Limited Partnership asset class, member of the board of directors of SteelPath Energy Infrastructure Investment Company, an MLP focused investment manager, Chairman of the Board of Security State Bank, member of the board of directors of Heritage Trust Company, member of the board of directors of Orion California LP, a privately held oil and natural gas company. He was formerly on the board of directors of SteelPath MLP Funds Trust, TransMontaigne Partners L.P. (NYSE: TLP), TEPPCO Partners, L.P. (NYSE: TPP), and member of the Advisory Committee of LegalShield, a privately held prepaid legal services company (formerly Pre-Paid Legal Services, Inc. where he was a board member and Chairman of the Special Committee that negotiated the recent sale to MidOcean Partners). Mr. Ligon received an undergraduate degree in chemistry from Westminster College and a law degree from the University of Texas School of Law. Mr. Ligon’s qualifications to sit on the Board include his experience as senior vice president and general counsel of Devon Energy Corporation and his expertise in corporate securities, litigation, governmental affairs and mergers and acquisitions, as well as his service on a number of boards of directors of other publicly traded companies, primarily in the energy industry.

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James Russell (J.R.) Reger has served as our Executive Chairman since July 2012, served on our Board since April 2010 and served as our Chief Executive Officer from April 2010 to July 2012. Mr. Reger was the Chief Executive Officer of Plains Energy Investments, Inc. from December 2009 to April 2010. Mr. Reger was born and raised in Billings, Montana and is the fourth generation in a family of oil and natural gas explorers and developers dating back more than 60 years. From May 2004 to July 2006, Mr. Reger developed Williston Basin leaseholds as a Principal of Reger Oil, LLC based in Billings, Montana. From August 2006 to December 31, 2009, Mr. Reger was the President of South Fork Exploration, LLC, a lease acquisition and development company with assets in North Dakota, Montana and Wyoming. Mr. Reger holds a B.A. in Finance from Baylor University in Waco, Texas. Mr. Reger’s qualifications to sit on the Board include his role as founder and executive officer of the Company since 2010, and his knowledge and understanding of the energy industry, especially in North Dakota and Montana.

McAndrew Rudisill has been a director and served as our President since July 2012. Mr. Rudisill has 12 years of investment management and investment banking experience in the natural resources sector. Prior to joining us, Mr. Rudisill was Executive Chairman of Emerald Oil, Inc., which we acquired in July 2012, from 2011 to 2012.  Mr. Rudisill was the Managing Partner and founder of Pelagic Capital Advisors LP from 2007 to 2011. Prior to forming Pelagic Capital Advisors LP, Mr. Rudisill was a co-founder and Managing Partner of BrightStream Asset Management which focused on investments in natural resources from 2005 to 2007. Before co-founding BrightStream, Mr. Rudisill was an Analyst and Managing Director at North Sound Capital from 2003 to 2005 where he was responsible for investments in global natural resources. Mr. Rudisill currently serves as a Non-Executive Director of Ochre Group Holdings Limited (ASX: OGH), an Australia based mineral resources exploration company, serves as a non-executive director of Emerald Oil & Gas NL (ASX: EMR), a petroleum exploration and production company based in Perth Australia, and serves as a trustee of the Tiger Foundation, which is a philanthropic organization focused on serving New York City. Mr. Rudisill's investment career began at JPMorgan, where he worked as an investment banker. Mr. Rudisill holds a B.A. cum laude with high honors in Economics from Middlebury College in Middlebury, Vermont. Mr. Rudisill’s qualifications to sit on the Board include his role as our President and his public and private equity investment experience, investment banking experience and dealings with structuring numerous transactions in the energy industry.

Seth Setrakian has been a director since July 2012. Mr. Setrakian has 15 years of investment management experience. Mr. Setrakian currently is a Partner and Co-Head of Domestic Equities of First New York Securities, LLC, a privately held principal trading firm. Prior to First New York, Mr. Setrakian was a Partner of Helios Partners and Seneca Capital, both U.S.-based private investment firms. Mr. Setrakian’s career began at Arthur Andersen, where he was an associate in the Corporate Finance group. Mr. Setrakian graduated summa cum laude, with a B.S. in Accounting, from Pennsylvania State University. Mr. Setrakian’s qualifications to sit on the Board include his extensive capital markets expertise, his involvement with publicly traded energy companies and background in finance and strategic management.

Daniel L. Spears has been a director since July 2012. Mr. Spears has 16 years of investment management and investment banking experience in the natural resources sector. Mr. Spears is a partner and portfolio manager at Dallas, Texas based Swank Capital, LLC, an energy infrastructure investment management company, and its wholly owned investment manager, Cushing MLP Asset Management, LP. Mr. Spears was an investment banker in the Natural Resources Group at Bank of America Securities LLC for eight years. Mr. Spears also worked in the Global Energy and Power Investment Banking Group at Salomon Smith Barney. Mr. Spears serves on the board of directors of Lonestar Midstream, L.P., a private midstream master limited partnership, PostRock Energy Corporation (NASDAQ: PSTR), an independent oil and natural gas company, and Central Energy, LP, a private distribution-focused master limited partnership trading in the over-the-counter market. Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania. Mr. Spears’ qualifications to sit on the Board include his investment banking and money management expertise and his expertise related to public and private companies in the energy industry, as well as his service on a number of boards of directors of other publicly traded companies, primarily in the energy industry.

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Director Designee of the Series A Perpetual Preferred Stock

The holders of our Series A Perpetual Preferred Stock are entitled to elect an individual designated by the holders of a majority of the Series A Perpetual Preferred Stock to serve as a member of our Board of Directors. The director selected by the Series A Perpetual Preferred Stock may be removed at any time with our without cause only by the holders of a majority of the Series A Perpetual Preferred Stock. Any vacancy in the directorship of the Series A Perpetual Preferred Stock designee may be filled only by the holders of a majority of the Series A Perpetual Preferred Stock. The holders of the Series A Perpetual Preferred Stock have selected Thomas J. Edelman to serve on our Board of Directors. The Governance/Nominating Committee reviewed the qualifications of Mr. Edelman and determined that he meets or exceeds the director qualifications standards adopted by the Governance/Nominating Committee, and in the Committee’s opinion, will make valuable contributions to the Board and the governance of the Company. Mr. Edelman’s biographical information is set forth below:

Thomas J. Edelman has been a director since February 2013. Mr. Edelman is currently Managing Partner of White Deer Energy L.P., an energy private equity fund. Mr. Edelman founded Patina Oil & Gas Corporation and served as its Chairman and Chief Executive Officer from its formation in 1996 through its merger with the Noble Energy, Inc. in 2005, when he joined its board of directors. Mr. Edelman co-founded Snyder Oil Corporation and was its President from 1981 through 1997. Mr. Edelman served as Chairman and Chief Executive Officer and later as Chairman of Range Resources Corporation (NYSE: RRC), an oil and natural gas company, from 1988 through 2003. From 1980 to 1981, he was with The First Boston Corporation and from 1975 through 1980 with Lehman Brothers Kuhn Loeb Incorporated. Mr. Edelman serves as a director of Noble Energy, Inc. (NYSE: NBL), an oil and natural gas company, PostRock Energy Corporation (NASDAQ: PSTR), an independent oil and natural gas company, President of Lenox Hill Neighborhood House, a Trustee and Chair of the Investment Committee of The Hotchkiss School and is a member of the board of directors of Georgetown University. Mr. Edelman brings a strong financial and executive management background to our Board. Mr. Edelman holds an M.B.A. in Finance from Harvard Business School and a B.A. in Political Economy from Princeton University. Mr. Edelman’s qualifications to sit on the Board include his extensive experience with investment banking and private equity funds, as well as the financial aspects of our business through leadership of large independent oil and natural gas companies, serving as President and CEO of several independent oil and natural gas companies and his knowledge and expertise of the oil and natural gas industry.

CORPORATE GOVERNANCE

Independence

Our Board has determined that all of our non-employee director nominees, Duke R. Ligon, Seth Setrakian and Daniel L. Spears, are independent directors, as defined by the listing standards of the NYSE MKT stock exchange. Our Board has also determined that Thomas J. Edelman, the designee of the Series A Perpetual Preferred Stock, is an independent director, as defined by the listing standards of the NYSE MKT stock exchange. Our employee directors are Mike Krzus (Chief Executive Officer), McAndrew Rudisill (President) and J.R. Reger (Executive Chairman).

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Board Leadership Structure

In determining the appropriate leadership of our Board of Directors, the Board considers many factors, including our specific business needs, fulfilling the duties of the Board and the best interests of our shareholders. In connection with the Emerald Acquisition in July 2012, Mr. Reger, our former Chief Executive Officer, was named as Executive Chairman, and Mr. Krzus was appointed Chief Executive Officer and a member of the Board. In addition, Mr. Rudisill, our President, is a member of the Board. The Board believes this leadership structure is best for the Company at the current time because it provides us with the continued service of Mr. Reger, who has significant expertise in the oil and natural gas industry and acquiring acreage in North Dakota and Montana, our core focus area. It also provides the Board with the services of Messrs. Krzus and Rudisill, who both have significant management experience and expertise with respect to the oil and natural gas industry and the successful implementation of growth strategies, as well as oversight of management.

The Board also believes that the current leadership structure achieves independent oversight and management accountability through regular executive sessions of the non-management directors and through a Board composed of a majority of independent directors, and strong independent committee chairs. We do not have a designated lead independent director, instead we allow our independent directors as a group to choose who among them is best suited to serve as the chair of each executive session. The Board will, however, maintain its flexibility to modify this structure at any given point in time to provide appropriate leadership for us.

Board’s Role in Risk Oversight

Our Board retains primary responsibility for risk oversight. To assist the Board in carrying out its oversight responsibilities, members of our senior management report to the Board and its committees on areas of risk, and our Board committees consider specific areas of risk inherent in their respective areas of oversight and report to the full Board regarding their activities. For example, our Audit Committee periodically discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures. Our Compensation Committee considers employee-related risks as it evaluates the performance of our executive officers and determines our executive compensation. Our Governance/Nominating Committee focuses on issues relating to Board composition and corporate governance matters. In addition, to ensure that our Board has a broad view of our overall risk management process, the Board periodically reviews our long-term strategic plans and the principal issues and risks that we may face, as well as the processes through which we manage risk.

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct that applies to all employees, consultants, directors and officers, including our principal executive officer, principal financial officer, and principal accounting officer. Our Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, company opportunities, gifts and political contributions, relationships with government officials, conflicts of interest and insider trading. Our Code of Ethics and Business Conduct is available on our website at www.emeraldoil.com. Emerald intends to include on its website any amendment to, or waiver from, a provision of the Code of Ethics and Business Conduct that applies to the principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K. A copy of our Code of Ethics and Business Conduct will be provided to any person, without charge, upon request to the Secretary at 1600 Broadway, Suite 1360, Denver, Colorado 80202.

Shareholder Communications with the Board of Directors

Shareholders may communicate directly with the Board. All communications should be directed to our Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and our Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

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Emerald Oil, Inc. Board of Directors
Attention: Secretary
1600 Broadway, Suite 1360
Denver, Colorado 80202

Director Attendance at Annual Meetings

Directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting us. We do not have a policy regarding director attendance, but all directors are encouraged to attend the Annual Meeting of Shareholders. All of the current members of our Board who were members of our Board at the time of last year’s annual meeting attended the annual meeting in person.

Board and Committee Meetings

During fiscal 2012, the Board held nine formal meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with our Articles of Incorporation and bylaws and Montana law. The directors also participate in quarterly financial update calls with management.

Our Board has three standing committees, the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. Members of such committees met formally and informally from time to time throughout fiscal 2012 on committee matters, with the Audit Committee holding four formal meetings, the Compensation Committee holding two formal meetings and the Governance/Nominating Committee holding one formal meeting.

Each director, including the directors who resigned following the Emerald Acquisition, attended, in person or by telephone, 100% of the meetings of the Board and at least 75% of the meetings for any committee of which he or she was a member.

Current Committee Membership

The following table sets forth the membership of each of our committees.

Audit Committee	Governance/Nominating Committee	Compensation Committee
Lyle Berman(1)	Duke R. Ligon	Duke R. Ligon
Duke R. Ligon*	Seth Setrakian	Seth Setrakian*
Daniel L. Spears	Daniel L. Spears*	Daniel L. Spears

* Chairman of Committee

(1) Mr. Berman will retire upon the adjournment of the 2013 Annual Meeting, and Mr. Edelman will be appointed to serve on the Audit Committee.

Audit Committee

Among other matters, our Audit Committee:

•	assists the Board in fulfilling its oversight responsibility to our shareholders and other constituents with respect to the integrity of financial statements;

•	reviews our annual financial statements and any reports or other financial information or estimates submitted to any governmental body or the public, including any certification, report, opinion or review rendered by our independent auditors;

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•	appoints and has oversight over our independent auditors, determines the compensation of our independent auditors and reviews the independence and the experience and qualifications of our independent auditors’ lead partner, and pre-approves the engagement of our independent auditors for audit and permitted non-audit services;

•	meets with the independent auditors and reviews the scope and significant findings of audits and meets with management and internal financial personnel regarding these findings;

•	reviews the performance of our independent auditors;

•	periodically meet with key members of the internal audit consultants, without management or others present, to discuss the adequacy of the internal audit function and results of such internal audit reviews;

•	discusses with management, internal audit consultants and our independent auditors the adequacy and sufficiency of our disclosure and internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in our disclosure and internal control procedures;

•	meet periodically with those members of management responsible for our risk assessment and risk management to understand and evaluate our risk assessment and risk management effort;

•	in consultation with the independent auditors and the internal audit consultants, review the integrity of our financial reporting processes, both internal and external;

•	consider and approve, if appropriate, major changes to our auditing and accounting principles and practices as suggested by the independent auditors, management or the internal audit consultants;

•	establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	review periodically the Code of Ethics and Business Conduct and management’s enforcement of the Code as it relates to our financial reporting process and internal control system; and

•	prepares the audit committee report required by the rules of the SEC to be included in our annual proxy statement.

Our independent auditors and other key committee advisors have regular contact with our Audit Committee. Our Board has adopted a written charter describing the roles and responsibilities of the Audit Committee. The Audit Committee charter is available on the investor page of our website at www.emeraldoil.com.

Audit Committee Independence and Financial Expert

Our Board has determined that our Audit Committee is comprised entirely of independent directors, as defined by the listing standards of the NYSE MKT stock exchange and applicable SEC rules. In addition, our Board has determined that Mr. Spears is an “audit committee financial expert,” as defined under the applicable rules of the SEC. Each member of our Audit Committee possesses the financial qualifications required of Audit Committee members set forth in the rules and regulations of the NYSE MKT stock exchange and under the Securities Exchange Act of 1934, as amended.

Audit Committee Report

Management is responsible for our system of internal controls and the overall financial reporting process. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board, and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls.

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In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management and the independent auditors;

(2)	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

(3)	received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

April 19, 2013

Duke R. Ligon, Chair

Lyle Berman

Daniel L. Spears

Governance/Nominating Committee

Our Governance/Nominating Committee makes recommendations to our Board regarding candidates for directorships and the composition of our Board and its committees. In addition, our Nominating/Corporate Governance Committee oversees our codes of conduct and makes recommendations to our Board concerning governance matters.

The Governance/Nominating Committee will review any director nominees proposed by shareholders. Shareholders may recommend a nominee to be considered by the Governance/Nominating Committee by submitting a written notice to the Company in accordance with our bylaws within the timeframes set forth below in the section titled “Shareholder Proposals.” A consent signed by the proposed nominee agreeing to be considered as a director should accompany the written notice. The notice should include the name and address of the nominee, the qualifications and experience of said nominee and any other information required by our bylaws.

The Governance/Nominating Committee acts pursuant to a written charter and is responsible for tasks relating to the adoption of corporate governance policies and procedures, the nomination of directors, and the oversight of the organization of Board committees. The Governance/Nominating Committee charter is available on the investor page of our website at www.emeraldoil.com.

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When identifying and selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following are also considered when evaluating director nominees:

•	appropriate size and diversity of the Board;

•	needs of the Board with respect to particular talent and experience;

•	knowledge, skills and experience of nominee;

•	familiarity with domestic and international business affairs;

•	legal and regulatory requirements;

•	appreciation of the relationship of our business to the changing needs of society; and

•	desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

The Governance/Nominating Committee does not have a formal diversity policy at this time; however, as summarized above, the Governance/Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board.

Governance/Nominating Committee Independence

Our Board has determined that our Governance/Nominating Committee is comprised entirely of independent directors, as defined by the listing standards of the NYSE MKT stock exchange.

Compensation Committee

Our Compensation Committee reviews and recommends policy relating to compensation and benefits of our officers, employees and directors with input from our management and outside compensation consultants, if any. Our Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our executive officers, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers based on such evaluations. Our Compensation Committee provides input on compensation for our other officers and employees, but compensation levels for such officers and employees and the corporate goals and objectives relating to compensation are set by our Chief Executive Officer, President and Executive Chairman, subject to the Compensation Committee’s approval. Our Compensation Committee also administers the issuance of stock options, restricted stock awards, and other awards under our 2011 Equity Incentive Plan.

Compensation Committee Charter and Scope of Authority

Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following:

•	develop and periodically review with management our philosophy of compensation, taking into consideration enhancement of shareholder value and the fair and equitable compensation of all employees;

•	determine the compensation for our executive officers and approve the compensation for all of our executive officers;

•	determine and approve equity grants made pursuant to our 2011 Equity Incentive Plan and any other equity incentive plan;

•	develop, recommend to the Board, review and administer executive officer compensation policy and plans, including incentive plans, benefits and perquisites;

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•	develop, recommend, review and administer compensation plans for non-employee members of the Board;

•	annually consider the relationship between our strategic and operating plans and the various compensation plans for which the Committee is responsible;

•	periodically review and approve employment agreements, severance agreements, change of control agreements and material amendments to the foregoing which are applicable to any executive officer; and

•	review and discuss with management the Compensation Discussion and Analysis (“CD&A”) required by the SEC. Based on such review and discussion, the Committee determines whether to recommend to the full Board that the CD&A be included in the annual report or proxy statement.

The Compensation Committee charter may be amended by approval of the Board. The Compensation Committee charter is available on the investor page of our website at www.emeraldoil.com.

Delegation of Authority

The Compensation Committee has delegated certain authority to our Chief Executive Officer to make limited equity award grants under our 2011 Equity Incentive Plan to non-executive employees.

Role of Management and Compensation Consultants

In making its compensation decisions and recommendations, the Compensation Committee takes into account the recommendations of our Chief Executive Officer, President and Executive Chairman. Other than giving their recommendations, our Chief Executive Officer, President and Executive Chairman do not participate in the Compensation Committee’s decisions regarding their own compensation. All of the Compensation Committee’s actions, decisions and recommendations are reported to our Board. In addition, the Compensation Committee may engage an independent compensation consultant to review compensation trends and compensation levels of companies that we deem to be in our peer group. Subsequent to the Emerald Acquisition, the Compensation Committee did not engage an independent compensation consultant for 2012, and the Compensation Committee relied on its own review of compensation trends and compensation levels of other companies that the Compensation Committee deemed to be in our peer group.

Compensation Committee Independence

Our Board has determined that our Compensation Committee is comprised entirely of independent directors, as defined by the listing standards of the NYSE MKT stock exchange.

Required Vote and Recommendation

Under Montana law, the election of each nominee requires the affirmative vote by a plurality of the votes cast by the shares entitled to vote on the election of directors at the 2013 Annual Meeting at which a quorum is present. At our 2013 Annual Meeting, six directors will be up for election. Each shareholder has the right to cast six votes in the election of directors for each share of stock held on the record date. If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the six nominees. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of our Board in order to elect to the Board the maximum number of nominees named in this proxy statement. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL #1.

EXECUTIVE OFFICERS

The following provides information about our current executive officers. Information with respect to Messrs. Krzus, Reger and Rudisill is set forth in “Election of Directors—Nominees for Election.”

Name	Age	Positions
Mike Krzus	55	Chief Executive Officer and Director
James Russell (“J.R.”) Reger	38	Executive Chairman and Director
McAndrew Rudisill	34	President and Director
Paul Wiesner	48	Chief Financial Officer and Secretary
Mitchell R. Thompson	32	Chief Accounting Officer
David Veltri	55	Chief Operating Officer

Paul Wiesner has been our Chief Financial Officer since the closing of the Emerald Acquisition in July 2012. Mr. Wiesner has over 25 years of experience with public and private oil and natural gas companies in senior financial and accounting positions.  Prior to joining us, Mr. Wiesner was the Chief Financial Officer of Tracker Resource Development II, LLC from 2008 to 2011 a private oil exploration company focused in the North Dakota Bakken which sold for $1.05B.  From 2005 to 2008, Mr. Wiesner was Chief Financial Officer, Secretary and Treasurer for Storm Cat Energy Corporation a publically traded coalbed methane gas exploration company focused in the Powder River Basin of Wyoming. In November 2008, while Mr. Wiesner served as an executive officer, entities affiliated with Storm Cat Energy filed for protection under Chapter 11 of the Federal bankruptcy laws in the U.S. Bankruptcy Court for the District of Colorado.  From 2002 to 2005, Mr. Wiesner served as Chief Financial Officer of NRT Colorado, Inc. d/b/a Coldwell Banker Residential Colorado a residential real estate company with 22 offices and 2000 agents.  Prior to 2002, Mr. Wiesner held financial positions with various private companies focused on oil and natural gas exploration, mid-stream natural gas gathering, mining and high technology products.   Mr. Wiesner graduated with a Bachelor of Arts degree from Claremont McKenna College and holds an MBA from the MIT Sloan School of Management.

Mitchell R. Thompson has been our Chief Accounting Officer since the closing of the Emerald Acquisition in July 2012. Prior to then, Mr. Thompson served as our Chief Financial Officer from April 2010 to July 2012 and as a director from January 2011 to July 2012. Mr. Thompson was Chief Financial Officer of Plains Energy Investments, Inc. from December 1, 2009 until its merger with us in April 2010. From November 2008 to December 1, 2009, Mr. Thompson was with Anderson ZurMuehlen & Co., P.C. in Billings, Montana where he was an assurance manager. From September 2004 to November 2008, Mr. Thompson held various positions with Grant Thornton LLP in Minneapolis, where he last served as a senior associate. Mr. Thompson has been a licensed CPA since 2006 and holds a B.S. and Master’s in Accounting from Montana State University.

David Veltri has been our Chief Operating Officer since November 30, 2012. Mr. Veltri has over 31 years of oil and natural gas industry experience with a major oil company and several independent oil companies, where he has managed and provided engineering for all phases of upstream and mid-stream oil and natural gas operations, covering North Dakota, Wyoming, the Rocky Mountains, the Southern U.S., Mid-Continent, Louisiana, Texas and various international locations. Most recently, Mr. Veltri served as an independent petroleum engineering consultant from October 2011 through November 2012. From August 2008 through September 2011, Mr. Veltri served as Vice President/General Manager of Baytex Energy USA Ltd., where he managed business unit operations, capital drilling programs, lease maintenance and producing properties in the Williston Basin in North Dakota. From September 2006 to July 2008, Mr. Veltri was Production Manager at El Paso Exploration and Production Company, where he managed producing oil and natural gas properties located in northern New Mexico. Mr. Veltri received a Bachelor of Science in Mining and Engineering from West Virginia University.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Our compensation programs are generally, designed, structured and administered under the oversight of our Compensation Committee and subject to the approval of our Board of Directors. On July 26, 2012, we completed the acquisition of Emerald Oil, Inc., pursuant to which we purchased all of the outstanding capital stock of Emerald Oil, Inc. for 1,662,174 shares of our common stock and retained certain liabilities of Emerald Oil, Inc. We refer to the acquisition of Emerald Oil, Inc. as the “Emerald Acquisition”. In connection with the Emerald Acquisition, Joseph Lahti, Myrna McLeroy, Loren J. O’Toole II, Josh Sherman and Mitchell R. Thompson resigned as directors, and Duke R. Ligon, Seth Setrakian, Daniel L. Spears, Mike Krzus and McAndrew Rudisill, each of whom were previously employed by Emerald Oil, Inc. or previously served on the board of directors of Emerald Oil, Inc., were appointed to our Board of Directors. Following the Emerald Acquisition, our Compensation Committee consisted of Messrs. Setrakian (Chairman), Ligon and Spears.

Also in connection with the Emerald Acquisition, our Board of Directors appointed the Mike Krzus as Chief Executive Officer, McAndrew Rudisill as President, Paul Wiesner as Chief Financial Officer, and Karl Osterbuhr as Vice President of Exploration and Business Development, each of whom were former officers of Emerald Oil, Inc. In addition, our Board appointed J.R. Reger, our former Chief Executive Officer, and Mitchell R. Thompson, our former Chief Financial Officer, as our Executive Chairman and Chief Accounting Officer, respectively. Following the Emerald Acquisition, we changed our name from Voyager Oil & Gas, Inc. to Emerald Oil, Inc., and we shifted from our previous business model that focused on participating in non-operated wells developed by other operators to our current operated program over which we have control of the timing of well development and design of our wells. Going forward, we plan to participate in significantly fewer non-operated wells and grow reserves through our operated well development program.

As a result of the changes in the composition of our Board of Directors, Compensation Committee and senior management and our change in business model following the Emerald Acquisition, our compensation programs changed substantially, and the following discussion reflects those changes.

For the purposes of our discussion, our named executive officers for 2012 are as follows:

Name	Title
Mike Krzus	Chief Executive Officer (our principal executive officer)
James Russell (J.R.) Reger	Executive Chairman
McAndrew Rudisill	President
Paul Wiesner	Chief Financial Officer (our principal financial officer)
Mitchell R. Thompson	Chief Accounting Officer

Compensation Objectives and Philosophy

Our future success and the ability to create long-term value for our shareholders depends on our ability to attract, retain and motivate the most qualified individuals in the oil and natural gas industry. We design our compensation programs to reward performance and to attract, retain and motivate employees at all levels. Our goal is to establish pay levels for our named executive officers that are competitive with comparable positions in our industry and in the regions in which we operate, while maintaining an atmosphere of teamwork, recognizing overall business results and individual achievement, and attaining our strategic objectives by tying the interest of our executive officers and employees with our shareholders through the use of equity-based compensation.

Our overall compensation philosophy is that rewards to executives should reflect and reinforce our company-wide focus on financial management and bottom-line performance. We believe this approach increases the likelihood that we will experience sustained profitability and generate greater shareholder value over time. In 2012, we compensated our named executive officers primarily in the form of a base salary and the grant of equity awards in the form of both restricted stock awards and stock options, which we believed aligned the interests of our executive management with our shareholders as a whole.

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We intend for the amount of compensation paid to each executive officer to reflect the officer’s experience and individual performance, as well as our overall performance, all measured in the context of the oil and natural gas industry and locations in which we operate. Our objectives are to attract, retain and motivate executives of outstanding ability. In order to motivate each executive officer to achieve his potential, certain components of our total compensation package are dependent on corporate and individual performance and are therefore at risk. Generally, as an executive officer’s responsibility and ability to impact our financial performance increases, the individual’s performance-based compensation increases as a portion of his total compensation. Ultimately, executive officers with greater roles and responsibilities associated with achieving our performance targets should bear a greater proportion of the risk if those goals are not achieved and should receive a greater proportion of the reward if the goals are met or surpassed.

Our Board and the Compensation Committee is currently considering the compensation awarded to, earned by, or paid to its executive officers in the future. Specifically, it is considering the following:

•	the objectives of our compensation programs;

•	various elements that our compensation program is designed to reward;

•	each element of compensation;

•	the reasons each element is considered important;

•	the methods for determining the amounts (and, where applicable, the formula) for each element to pay; and

•	how each compensation element fit into our overall compensation objectives and affect decisions regarding other elements.

Compensation Committee

Our Compensation Committee oversees the design and administration of our executive compensation program according to the processes and procedures discussed in this proxy statement. To implement our compensation objectives and philosophy, our Board and Compensation Committee:

•	consider individual performance, competence and leadership when setting base compensation, as well as Company-specific financial and business improvement goals to promote a cohesive, performance-focused culture among our executive team;

•	compare our compensation programs with the executive compensation policies, practices and levels at comparable companies in our industry selected for comparison by our Compensation Committee, based upon size, complexity and growth profile; and

•	structure compensation among the executive officers so that our named executive officers, with their greater responsibilities for achieving performance and strategic objectives, bear a greater proportion of the risk and rewards associated with achieving those goals.

Setting Executive Compensation

The Compensation Committee selects the elements of executive compensation and determines the level of each element, the mix among the elements and total compensation based upon the objectives and philosophies set forth above, and by considering a number of factors, including:

•	each executive officer’s position and the level of responsibility;

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•	the skills and experiences required by an executive officer’s position;

•	the executive officer’s experience and qualifications;

•	the competitive environment for comparable executive officer talent having similar experience, skills and responsibilities;

•	our performance compared to specific objectives;

•	individual performance measures;

•	the executive officer’s current and historical compensation levels;

•	the executive officer’s length of service;

•	compensation equity and consistency across all executive positions; and

•	the stock ownership of each executive officer.

As a means of assessing the competitive market for executive talent, we review competitive compensation data gathered in comparative third-party surveys that we believe to be relevant, considering our size and industry. For 2012, our Compensation Committee did not engage an independent compensation consultant, but may in the future.

Employment Agreements, Termination and Change of Control

As part of the Emerald Acquisition, entered into employment agreements with our named executive officers, J.R. Reger (Executive Chairman), Mike Krzus (Chief Executive Officer), McAndrew Rudisill (President), Paul Wiesner (Chief Financial Officer) and Mitchell R. Thompson (Chief Accounting Officer). We also entered into an employment agreement with Karl Osterbuhr (Vice President of Exploration and Business Development). Each agreement terminates on December 31, 2014 with automatic annual extensions unless we or the officer elects not to extend the agreement by providing at least 60 days prior written notice to the other party that the term will not be extended.

Each agreement provided for a base salary, initial stock awards under the 2011 Plan consisting of options and restricted stock units, 25% of which vested upon execution of the employment agreements and 75% of which vests in equal annual increments over three years, and an annual short-term incentive award, which will range from up to 100% to 200% of the officer’s base salary and the performance criteria as set by the Compensation Committee (the “STI Award”). For 2012, Messrs. Reger, Krzus and Rudisill received a base salary of $290,000 per year, an initial equity award consisting of options to acquire 89,286 shares of common stock and 29,762 restricted stock units and an STI Award of up to 200% of base salary, entitlement to standing execution goals, and exposure to the Compensation Committee’s annual discretionary bonus allocation; Mr. Wiesner received a base salary of $275,000 per year, an initial equity award consisting of options to acquire 44,643 shares of common stock and 14,881 restricted stock units, and an STI Award of up to 100% of base salary, entitlement to standing execution goals, and exposure to the Compensation Committee’s annual discretionary bonus allocation; and Mr. Thompson received a base salary of $225,000 per year, an initial stock award consisting of options to acquire 71,429 shares of common stock and 23,810 restricted stock units and an STI Award of up to 125% of base salary, entitlement to standing execution goals, and exposure to the Compensation Committee’s annual discretionary bonus allocation. In addition, Messrs. Krzus and Rudisill are entitled to reasonable relocation expenses, including a housing allowance of $7,500 per month through December 2014. The employment agreements limited equity-related grants made the officers for 12 months following the closing of the Emerald Acquisition to the initial equity awards, and our Board authorized an amendment to the employment agreements in October 2012 to remove this limitation, as the Board did not want to limit its flexibility to grant additional equity awards.

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Each of these officer employment agreements provides for severance and change-in-control payments in the event we terminate an officer’s employment “without cause” or if the officer terminates for “good reason.” A change of control is deemed to occur when individuals constituting the Board at the beginning of any two-year period cease to constitute a majority thereof, or if the voting securities outstanding immediately prior to a merger, consolidation or reorganization cease to represent at least 50% of the combined voting power of the outstanding securities immediately after such merger, consolidation or reorganization. If we terminate an officer without cause or the officer resigns for good reason, if the agreement is not extended at the end of each term without cause or for good reason, or if we terminate an officer without cause or the officer resigns for good reason within 12 months of a change of control, then that officer will receive all accrued but unpaid base salary, any unpaid STI Award in respect of any completed fiscal year ending prior to the date of such termination or resignation, a lump-sum cash payment equal to two times the target STI Award for the fiscal year in which the termination or resignation occurs, a lump-sum payment equal to two years of the officer’s base salary, partial payment of the officer’s health coverage, if continued, and immediate vesting of all equity or equity-related awards previously awarded to the officer. Upon termination by us without cause or by an officer for good reason, the officer will receive all amounts payable on the 60th day following the date of the officer’s termination of employment. If we terminate an officer for cause or if an officer resigns without good reason, the officer will only be entitled to obligations that have accrued under his employment agreement, and any unvested equity awards will be cancelled, and the officer will not have any further rights under the employment agreements, including any STI Award that has not been paid as of the date of termination.

Each agreement provides that in the event we terminate an officer’s employment “without cause,” as a result or a change in control or as a result of non-extension by us, or if the officer terminates his employment for “good reason”, the officer agrees that, for a period ending one year from the date of his termination of employment, the officer will not (i) engage in certain activities described in the employment agreements that are deemed competitive with our business in any county in the United States where we hold mineral lease interests, (ii) encourage any person to leave our employ, hire or engage as a consultant any person who is or was our employee or consultant until six months after such individual’s employment or consulting relationship with us has been terminated, or (iii) encourage certain persons to cease doing business with us or interfere with certain of our business relationships.

The following table shows the potential payments to our named executive officers in the event of their termination of employment as of December 31, 2012 and using the closing price of our common stock on December 31, 2012 to value the early vesting of equity-related awards. The table below assumes that we have paid in full the named executive officer’s base salary and STI Awards. Because the price of our common stock is subject to fluctuation, we cannot assure you that these scenarios would produce similar results as those disclosed if a termination occurs in the future.

Name	Severance Payments($)	Early Vesting of Equity or Equity- related Awards($)	Other(1)	Total($)
Without Cause/For Good Reason/ Non-Extension/Change of Control
Mike Krzus	1,740,000	1,659,655	--	3,399,655
Paul Wiesner	1,100,000	1,169,809	--	2,269,809
James Russell (J.R.) Reger	1,740,000	1,659,655	--	3,399,655
McAndrew Rudisill	1,740,000	1,659,655	--	3,399,655
Mitchell R. Thompson	1,012,500	645,673	--	1,6581173

__________

(1)	Upon termination, if the executive officer elects to continue to participate in any group medical, dental, vision and /or prescription drug plan benefits to which the executive officer and /or his eligible dependents would be entitled under Section 4980B of the Code (COBRA), we will pay the excess of (i) the COBRA cost of such coverage over (ii) the amount the executive officer would have had to pay for such coverage if the executive officer had remained employed with us during the period the executive officer is entitled to coverage under COBRA. As a result of the various considerations involved in calculating the excess amount, we are unable to provide an accurate estimate of such costs, but do not believe such costs would be material.

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Executive Compensation Components for Fiscal Year 2012

The principal elements of our executive officer compensation program for fiscal year 2012 were:

•	base salary;

•	incentive awards paid with both restricted stock units and/or cash at the discretion of the Compensation Committee, based upon short-term incentive (“STI”) awards, standing execution achievement (“SEA”) awards, and discretionary awards; and

•	limited perquisites and other benefits generally made available to our employees.

In allocating compensation across these elements, the Compensation Committee followed the general compensation objectives and philosophies outlined above to place a substantial percentage of an executive officer’s compensation at risk, subject to achievement of specific performance objectives and long-term equity value creation. In addition, the Compensation Committee generally placed a greater proportion of total compensation at risk for our named executive officers, based on their greater responsibility for, and ability to influence, overall company performance.

Awards were allocated based upon both long- and short-term goals and with a preference for equity incentives when available under the 2011 Equity Incentive Plan. STI awards were based upon three to five corporate goals which the Compensation Committee believed would benefit our shareholders. STI awards are only available to those officer’s with employment agreements that specifically call for STI awards. In 2012, the Compensation Committee determined that because of the growth trajectory of the company, STI awards would be based upon the achievement of semi-annual corporate goals in 2012 and through the first half of 2013. SEA goals are based upon defined quarterly achievement hurdles that provide a pool of compensation that management can allocate to incentivize all executives and employees to achieve specific quarterly operational and financial objectives. Discretionary awards may be granted at the discretion of the Compensation Committee with Board approval and are focused on the long-term alignment of executives with shareholders.

STI awards, standing execution goal awards and annual discretionary awards may be paid in restricted stock units or cash depending upon availability under the 2011 Equity Incentive Plan. In the event shares are not available for grant under the 2011 Equity Incentive Plan, cash will be used.

Base Salary

Base salary provides executives with a fixed, regular, non-contingent earnings stream. As a component of total compensation, our Compensation Committee has set base salaries at a level that it believes attract and retain an experienced management team in our market that would us to grow and create shareholder value, while making base salary a smaller component of overall compensation than is provided in the form of equity incentive awards.

In connection with the Emerald Acquisition, we entered into new employment agreements with each of our named executive officers. The employment agreements established initial base salaries of $290,000 for each of Messrs. Krzus, Reger and Rudisill, $275,000 for Mr. Wiesner and $225,000 for Mr. Thompson. We review base salaries for our executive officers annually to determine if a change is appropriate, considering various factors, including comparisons to base salaries paid for comparable roles by other companies in the oil and natural gas industry, individual contributions to the Company and base salaries paid within our Company. For 2013, we increased the base salaries of certain of the named executive officers based upon performance in 2012. Information regarding the increases in base salaries of the named executive officers is discussed below under “Compensation for 2013.”

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Incentive Awards

We believe that a high level of quality long term performance is achieved through an ownership culture that encourages performance by our executive officers through the use of stock and stock based awards. The 2011 Plan was established to provide our employees, including our named executive officers, with incentives to help align their interests with the interests of shareholders. We have historically elected to use stock options and restricted stock grants as the primary equity incentive vehicles. We believe stock options and restricted stock grants provide incentives for our named executive officers’ performance because the value of the awards is tied directly to our stock price and provides retention incentives with delayed vesting.

In March 2012 under the terms of his employment agreement in effect prior to the Emerald Acquisition, Mr. Reger received 9,524 shares of common stock, 21,429 restricted stock units vesting monthly over a 12-month period and 26,190 restricted stock units vesting quarterly over a 36-month period, of which 11,904 restricted stock units vested prior to the Emerald Acquisition. Also in March 2012 under the terms of his prior employment agreement, Mr. Thompson received 4,761 shares of common stock, 10,716 restricted stock units vesting monthly over a 12-month period and 13,095 restricted stock units vesting quarterly over a 36-month period, of which 5,953 restricted stock units vested prior to the Emerald Acquisition. Messrs. Reger and Thompson forfeited their remaining 35,715 and 17,858 unvested restricted stock units, respectively, upon completion of the Emerald Acquisition and entering into new employment agreements.

Following the Emerald Acquisition, our named executive officers were subject to the terms of their respective employment agreements, which provided for an initial equity grant to each of our named executive officers. Upon closing of the Emerald Acquisition, Messrs. Krzus, Reger and Rudisill each received 29,762 restricted stock units and options to purchase 89,286 shares of common stock; Mr. Wiesner received 14,881 restricted stock units and options to purchase 44,643 shares of common stock, and Mr. Thompson received 23,810 restricted stock units and options to purchase 71,429 shares of common stock, of which 25% vested upon grant and the remaining vest in equal installments over three years from the date of grant.

Each of the named executive officer’s employment agreements also provide for STI awards ranging from 100% to 200% of base salary, entitlement to SEA awards based on defined quarterly achievement hurdles, and exposure to the Compensation Committee’s discretionary bonus allocation.

For 2012, the Compensation Committee set forth the following STI goals:

•	aggressively expanding our core operated Williston Basin acreage position;

•	transitioning to an operated business model while maintaining a balanced non-operated acreage portfolio;

•	rapidly developing undrilled leasehold acreage to generate reserves, production and cash flow; and

•	maintaining a strong liquidity position and conservative balance sheet.

Our Compensation Committee established SEA goals to be divided among all executive and employee team members at the discretion of our executive officers who manage their respective team members. For 2012, the Compensation Committee established the following SEA goals:

•	$75,000 for each successfully drilled well that is operated by us and generates similar or superior well results to surrounding wells, based upon 30-day initial production rates;

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•	$90,000 for converting non-operated acreage into 1280-acre drilling spacing units in which we are designated as the operator and have at least a 35% working interest;

•	1.5% of the total transaction value for the completion of acquisitions of acreage and production in the Williston Basin upon demonstrating to the Compensation Committee that the transaction is value accretive;

•	0.75% of the gross amount of completed equity raises upon demonstrating to the Compensation Committee the value added as a result of the equity raise; and

•	0.25% of the gross amount of debt refinancings or the issuance of debt securities upon demonstrating to the Compensation Committee the requirement of the debt refinance or debt issuance and the competitiveness of the debt transaction in relation to our size and the capital market conditions.

Based upon the achievement of the parameters established by the Compensation Committee for making STI awards, standing SEA awards, and discretionary awards, our named executive officers received the following equity awards in November 2012: each of Messrs. Krzus, Reger and Rudisill—441,661 restricted stock units and $103,019 in cash; Mr. Wiesner—318,127 restricted stock units and $74,213 in cash; and Mr. Thompson—158,045 restricted stock units and $36,869 in cash. One-third of the restricted stock unit grants vested upon grant and the remaining two-thirds of the restricted stock unit grants vest in equal annual installments over two on the anniversary date of the grants.

In the future, our Compensation Committee and Board may grant equity incentive awards on a semi-annual or annual basis and from time to time may make one-time grants to recognize promotion or consistent long-term contribution, or for specific incentive purposes. We may also make grants in connection with the hiring of new executive officers and employees. The Compensation Committee will have the authority to administer any equity incentive plan under which we make equity or equity-based awards, including the 2011 Plan.

Although we do not have any stock retention or ownership guidelines, our Board and Compensation Committee intend to encourage our executives to continue to have a financial stake in the Company in order to align the interests of our shareholders and management. We will continue to evaluate whether to implement a stock ownership policy for our officers and directors.

Perquisites and Other Benefits

In addition to the compensation discussed above, our named executive officers are eligible for the same healthcare and other benefits that are available to all our employees generally. We offered limited perquisites to our named executive officers. We provided each of Messrs. Krzus, Reger, Rudisill and Thompson with an allowance for the use of an automobile. In addition, we provided for a housing allowance and moving expenses for Messrs. Krzus and Rudisill for relocating to Denver, Colorado from their respective areas of residence.

Equity Compensation Plan Information

The following table summarizes information regarding the number of shares of our common stock that are available for issuance under our existing equity compensation plan as of December 31, 2012. The table does not include the additional 3,750,000 shares of common stock issuable under the proposed amendment to our 2011 Plan, as described below under “Proposal 3”, which is subject to shareholder approval at the 2013 Annual Meeting.

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Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (1)	735,705	$11.29	20,578
Equity Compensation Plans Not Approved by Security Holders (2)	323,290	$9.22	—
Total	1,058,995	$10.66	20,578

__________

(1)	Includes stock options to purchase 32,137 shares of common stock issued pursuant to equity plans of the pre-merger entity, ante4, Inc. prior to the merger date, April 16, 2010.

(2)	On December 1, 2009, we issued our Chief Accounting Officer warrants to purchase a total of 37,216 shares of common stock exercisable at $6.86 per share pursuant to the terms of his employment agreement. On December 31, 2009, we issued our Executive Chairman warrants to purchase a total of 186,077 shares of common stock exercisable at $6.86 per share pursuant to the terms of his employment agreement. On April 21, 2010, we granted our non-employee directors stock options to purchase a total of 100,000 shares of common stock exercisable at $19.32 per share for serving as directors, 42,857 of which have been forfeited or have expired. On November 12, 2010, we granted a newly appointed non-employee director stock options to purchase a total of 21,425 shares of common stock exercisable at $25.90 per share for serving as a director. In May 2011, we granted stock options to two employees to purchase a total of 14,286 and 7,143 shares of common stock exercisable at $21.14 and $24.85 per share, respectively, pursuant to the terms of their employment agreements. None of the officers, directors or employees had exercised any of the warrants or options as of December 31, 2012.

Compensation for 2013

Subsequent to December 31, 2012, as part of the analysis of executive compensation that is undertaken annually by our Compensation Committee, we approved increases in the base salaries of our named executive officers. For 2013, the base salary of Messrs. Krzus, Reger and Rudisill was increased from $290,000 to $350,000, the base salary of Mr. Wiesner was increased from $275,000 to $305,000, and the base salary of Mr. Thompson was increased from $225,000 to $235,000. These changes in base salary were made to move closer in line to peer comparable executive salaries and to reflect the better capitalization and cash flows of the Company.

Compensation Committee Interlocks and Insider Participation

Following the Emerald Acquisition on July 26, 2012, the Compensation Committee consisted of Duke R. Ligon, Seth Setrakian and Daniel L. Spears. Prior to the Emerald Acquisition the Compensation Committee consisted of Joseph Lahti, Myrna McLeroy, Josh Sherman and Loren J. O’Toole II. None of our Compensation Committee members was ever an officer of the Company or had any related party transaction relationship with us of a type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the compensation or similar committee or board of directors of any entity that has one or more executive officers who served on our Compensation Committee during fiscal year 2012.

Our non-employee directors receive equity awards, which may be in the form of stock option grants, shares of restricted stock or restricted stock units, as compensation for their services as directors, as well as cash compensation for their services as directors. All of our directors are reimbursed for their reasonable expenses in attending Board and committee meetings.

Compensation Risk Assessment

The Compensation Committee conducted a risk assessment of our employee compensation programs, including our executive compensation programs, and concluded that our employee compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incentivize executives or other employees to take unnecessary or excessive risks. As a result, we believe that risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on us. Despite this belief, our Compensation Committee has resolved to periodically review our compensation programs and make any necessary adjustments to the program and its incentives to account for changes in our risk profile.

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Stock Ownership/Retention Guidelines and Other Policies

We do not have any stock ownership guidelines or a stock retention policy. We have adopted an Insider Trading Policy that applies to all of our officers and employees and all members of the Board. The Insider Trading Policy prohibits short sales of our common stock and the trading of our securities on a short-term basis, and requires that any of our common stock purchased in the open market be held for a minimum of six months. This policy also states that employees should not “margin” our common stock or enter into hedging transactions with respect to our common stock.

Consideration of 2011 Say-On-Pay Shareholder Vote

In 2011, we held our first shareholder advisory vote on the compensation paid to our named executive officers in 2010, which resulted in an excess of 95% of votes cast approving such compensation. As recommended by our Board, shareholders expressed their preference for a three year advisory vote on executive compensation, and we have implemented that recommendation. The next shareholder advisory vote on compensation paid to our named executive officers will be held at the 2014 Annual Meeting of Shareholders. The next shareholder advisory vote on the frequency of shareholder advisory votes on compensation will be held at the 2017 Annual Meeting of Shareholders. The Compensation Committee considered many factors in evaluating our executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives and review of data of certain companies the Compensation Committee deemed to be in our peer group, each of which is evaluated in the context of the Compensation Committee’s duty to act as the directors determine to be in the best interests of our shareholders. While each of these factors bore on the Compensation Committee’s decisions regarding the named executive officer’s compensation, the Compensation Committee did not make any material changes to our executive compensation program and policies as a result of the 2011 “say on pay” advisory vote. Following the Emerald Acquisition and the shift in our business plan from a non-operated program to transitioning to an operator, our compensation policies have changed, as the responsibilities of our officers and other personal have significantly increased. We review our compensation programs and philosophy on an annual basis and will consider various factors in determining overall compensation, including the next shareholder advisory vote.

Conclusion

The Prior Board concluded that the base salary and equity incentives for each of the named executive officers, as well as the total compensation received by those named executive officers, in fiscal year 2012 were reasonable and appropriate in light of our goals and competitive requirements. The amounts were in our best interests and our shareholders’ best interest because they enabled us to attract, retain, motivate and fairly reward talent and furthered the philosophies of ensuring the accomplishment of our financial objectives and aligning the interests of management with those of long-term shareholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement relating to the 2013 Annual Meeting of Shareholders.

April 19, 2013
Seth Setrakian, Chair

Duke R. Ligon

Daniel L. Spears

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2012, 2011 and 2010 by our named executive officers.

	Year	Salary($)		Bonus($)		Stock Awards($)(1)		Options Awards ($)(1)		All Other Compen-sation ($)(2)	Total($)
Michael Krzus	2012	120,833	(3)	103,019		2,017,443	(4)	456,740	(5)	90,260	2,788,295
Chief Executive Officer	2011	--		--		--		--		--	--
	2010	--		--		--		--		--	--

Paul Wiesner	2012	114,583	(6)	74,213		1,401,900	(7)	228,370	(8)	7,461	1,826,527
Chief Financial Officer	2011	--		--		--		--		--	--
	2010	--		--		--		--		--	--

James Russell (J.R.) Reger	2012	120,833	(3)	253,019	(9)	2,467,431	(10)	456,740	(5)	16,405	3,314,428
Executive Chairman (11)	2011	--		--		--		--		28,236	28,236
	2010	--		--		--		--		--	--

McAndrew Rudisill	2012	120,833	(3)	103,019		2,017,443	(4)	456,740	(5)	60,260	2,758,295
President	2011	--		--		--		--		--	--
	2010	--		--		--		--		--	--

Mitchell R. Thompson	2012	140,417	(12)	186,869	(9)	1,050,166	(13)	365,391	(14)	18,759	1,761,601
Chief Accounting Officer (11)	2011	70,000		--		--		--		23,642	93,642
	2010	70,000		5,833		--		--		--	75,833

_______________

(1)	The grant date fair value of each of the restricted stock and restricted stock unit awards was based on the closing price of our common stock on the date of the grant. We used the Black-Scholes option valuation model to calculate the value of the stock options, based upon an exercise price equal to the closing price of our common stock on the date of grant, utilizing the provisions of FASB ASC Topic 718. See Note 6 to our financial statements for the fiscal year ended December 31, 2012 included in our Annual Report on Form 10-K for fiscal year 2012 for additional discussion of our valuation of stock options.

(2)	The following items are reported in the “All Other Compensation column for the year ended December 31, 2012:

Name	Insurance Benefits($)	Automobile Allowance($)	Moving Expenses($)	Taxes Paid (share vesting gross-up)($)	Total($)
Mike Krzus	7,461	5,299	77,500	--	90,260
Paul Wiesner	7,461	--	--	--	7,461
J.R. Reger	2,412	4,485	--	9,508	16,405
McAndrew Rudisill	7,461	5,299	47,500	--	60,260
Mitchell R. Thompson	7,461	4,944	--	6,354	18,759

(3)	Messrs. Krzus, Reger and Rudisill received an annual base salary of $290,000 beginning July 26, 2012 upon completion of the Emerald Acquisition. Mr. Reger did not receive salary compensation prior to July 26, 2012, and Messrs. Krzus and Rudisill were not employed by us prior to July 26, 2012.

(4)	Upon completion of the Emerald Acquisition and in connection with entering into employment agreements, Messrs. Krzus and Rudisill each received 7,440 shares of common stock and 22,321 restricted stock units. The restricted stock units vest annually in equal increments over three years. In November 2012, Messrs. Krzus and Rudisill received 147,204 shares of common stock and 294,407 restricted stock units related to achievement of short-term incentives under their respective employment agreements. The restricted stock units vest annually in equal increments over two years.

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(5)	Upon completion of the Emerald Acquisition and in connection with entering into employment agreements, Messrs. Krzus, Reger and Rudisill each received stock options to purchase 89,286 shares of common stock, of which 22,321 stock options vested immediately, and the remaining 66,965 stock options vest equally on an annual basis over three years on the anniversary of the grant.

(6)	Mr. Wiesner received an annual base salary of $275,000 beginning July 26, 2012 upon the completion of the Emerald Acquisition. Mr. Wiesner was not employed by us prior to July 26, 2012.

(7)	Upon completion of the Emerald Acquisition and under the terms of his new employment agreement, Mr. Wiesner was granted 3,720 shares of common stock and 11,161 restricted stock units under the terms. The restricted stock units vest annually in equal increments over three years. In November 2012, Mr. Wiesner received 106,042 shares of common stock and 212,085 restricted stock units related to achievement of short-term incentives under his employment agreement. The restricted stock units vest annually in equal increments over two years.

(8)	Upon completion of the Emerald Acquisition and in connection with entering into his employment agreement, Mr. Wiesner received stock options to purchase 44,643 shares of common stock under the terms of his new employment agreement, of which 11,161 stock options vested immediately upon grant and the remaining 33,482 stock options vest equally on an annual basis over three years on the anniversary of the grant.

(9)	Messrs. Reger and Thompson received a mid-year bonus payment of $150,000 each prior to the Emerald Acquisition.

(10)	In March 2012, Mr. Reger received 9,524 shares of common stock as compensation under his prior employment agreement. Mr. Reger also received 21,429 restricted stock units vesting monthly over a 12-month period and 26,190 restricted stock units vesting quarterly over a 36-month period, of which 11,904 restricted stock units vested prior to the Emerald Acquisition. Mr. Reger forfeited the remaining 35,715 unvested restricted stock units upon completion of the Emerald Acquisition and entering into a new employment agreement. Upon completion of the Emerald Acquisition, Mr. Reger received 7,440 shares of common stock and 22,321 restricted stock units under his new employment agreement. The restricted stock units vest annually in equal increments over three years. In November 2012, Mr. Reger was granted 147,204 shares of common stock and 294,407 restricted stock units related to achievement of short-term incentives under his employment agreement. The restricted stock units vest annually in equal increments over two years.

(11)	Prior to the completion of the Emerald Acquisition, Mr. Reger served as our Chief Executive Officer and Mr. Thompson served as our Chief Financial Officer.

(12)	Following the completion of the Emerald Acquisition, Mr. Thompson began receiving an annual base salary of $225,000 beginning July 26, 2012. Prior to July 26, 2012, Mr. Thompson’s annual base salary was $80,000.

(13)	In March 2012, Mr. Thompson received 4,761 shares of common stock as compensation under the terms of his prior employment agreement. Mr. Thompson also received 10,716 restricted stock units vesting monthly over a 12-month period and 13,095 restricted stock units vesting quarterly over a 36-month period, of which 5,953 restricted stock units vested prior to the Emerald Acquisition. Mr. Thompson forfeited the remaining 17,858 unvested restricted stock units in connection with the completion of the Emerald Acquisition and entering into a new employment agreement. Upon the completion of the Emerald Acquisition, Mr. Thompson received 5,952 shares of common stock and 17,857 restricted stock units under the terms of his new employment agreement. The restricted stock units vest annually in equal increments over three years. In November 2012, Mr. Thompson received 52,682 shares of common stock and 105,363 restricted stock units related to the achievement of short-term incentives under his employment agreement. The restricted stock units vest annually in equal increments over two years.

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(14)	In July 2012, Mr. Thompson received stock options to purchase 71,429 shares of common stock under his new employment agreement, of which 17,857 stock options vested immediately and the remaining 53,572 stock options vest annually in equal increments over three years.

Grants of Plan-Based Awards

The following table provides information regarding plan-based awards granted in the year ended December 31, 2012 to our named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Restricted Shares/Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Mike Krzus	Jul 26	29,762			233,334
	Jul 26		89,286	7.84	456,740
	Nov 15	441,611			1,784,108
Paul Wiesner	Jul 26	14,881			116,667
	Jul 26		44,643	7.84	228,370
	Nov 15	318,127			1,285,233
James Russell (J.R.) Reger	Mar 15	21,428			449,988
	Jul 26	29,762			233,334
	Jul 26		89,286	7.84	456,740
	Nov 15	441,611			1,784,108
McAndrew Rudisill	Jul 26	29,762			233,334
	Jul 26		89,286	7.84	456,740
	Nov 15	441,611			1,784,108
Mitchell R. Thompson	Mar 15	10,714			224,994
	Jul 26	23,810			186,670
	Jul 26		71,429	7.84	365,391
	Nov 15	158,045			638,502

_________

(1)	The grant date fair value of each of the restricted stock and restricted stock unit awards was based on the closing price of our common stock on the date of the grant. We used the Black-Scholes option valuation model to calculate the value of the stock options, based upon an exercise price equal to the closing price of our common stock on the date of grant

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding plan awards for each named executive officer as of December 31, 2012.

	Option Awards				Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Mike Krzus	22,321	66,965	7.84	7/26/2022
					22,321	(3)	116,962
					294,407	(4)	1,542,693
Paul Wiesner	11,161	33,482	7.84	7/26/2022
					11,161	(3)	58,484
					212,085	(4)	1,111,325

James Russell (J.R.) Reger	186,077	--	6.86	12/1/2019
	22,321	66,965	7.84	7/26/2022
					22,321	(3)	116,962
					294,407	(4)	1,542,693

McAndrew Rudisill	22,321	66,965	7.84	7/26/2022
					22,321	(3)	116,962
					294,407	(4)	1,542,693
Mitchell R. Thompson	37,216	--	6.86	12/1/2019
	17,857	53,572	7.84	7/26/2022
					17,857	(3)	93,571
					105,363	(4)	552,102

_____________

(1)	Represents unvested stock options that vest in three equal installments on July 26, 2013, 2014 and 2015.

(2)	Calculated based upon the closing market price of our common stock as of December 31, 2012, the last trading day of our 2012 fiscal year ($5.24) multiplied by the number of unvested awards at year end.

(3)	Represents unvested restricted stock units that vest in three equal installments on July 26, 2013, 2014 and 2015.

(4)	Represents unvested restricted stock units that vest in two equal installments on November 15, 2013 and 2014.

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Option Exercises and Stock Vested

The following table summarizes option exercises and the vesting of restricted stock and restricted stock units for our named executive officers in 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mike Krzus	--	--	154,644	653,034
Paul Wiesner	--	--	109,762	457,574
James Russell (J.R.) Reger	--	--	176,072	1,005,362
McAndrew Rudisill	--	--	154,644	653,034
Mitchell R. Thompson	--	--	69,348	435,650

___________

(1)	The value realized equals the fair market value of our common stock on the date of vesting, multiplied by the number of shares vested.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

In connection with the closing of the Emerald Acquisition on July 26, 2012, Joseph Lahti, Myrna McLeroy, Loren J. O’Toole, Josh Sherman and Mitchell Thompson resigned from our Board, and Mike Krzus, Duke R. Ligon, McAndrew Rudisill, Seth Setrakian and Daniel L. Spears were appointed as directors. Prior to the Emerald Acquisition, our directors did not receive fees or cash compensation for their services, but were entitled to reimbursement for their actual out-of-pocket expenses associated with attending meetings and carrying out their obligations as directors.

Following the completion of the Emerald Acquisition, our Governance/Nominating Committee determined that our non-employee directors would receive an $80,000 annual cash retainer, a $1,500 fee for each Board meeting attended in person, a $1,000 fee for each committee meeting attended in person, a $500 fee for attending a Board or committee meeting telephonically. In addition, our non-employee directors are reimbursed for their actual out-of-pocket expenses associated with attending meetings and carrying out their obligations as directors. During 2012, our non-employee directors received equity-based awards in the form of restricted stock units under our 2011 Plan, and we expect to make an annual equity award under our 2011 Plan to our non-employee directors in the form of restricted stock units for 2013. Directors who are employees of our company receive no compensation for their services as director.

The following table discloses the cash, equity awards and any other compensation earned paid or awarded to each of our non-employee directors who served as a director during 2012.

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Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Lyle Berman	$36,400	$364,594	$32,123	$433,117
Duke R. Ligon	$37,400	$364,594	--	$401,994
Seth Setrakian	$35,400	$364,594	--	$399,994
Daniel L. Spears	$37,400	$364,594	--	$401,994
Joseph Lahti(4)	--	--	$32,123	$32,123
Myrna McLeroy(4)	--	--	$32,123	$32,123
Loren J. O’Toole(4)	--	--	$32,123	$32,123
Josh Sherman(4)	--	--	$32,123	$32,123

______________

(1)	Includes portion of annual cash fee retainer for the period from the Emerald Acquisition to December 31, 2012 and Board and committee meeting fees for each non-employee director during fiscal 2012 as more fully explained above.

(2)	Includes the grant date fair value of restricted stock units granted in 2012 in accordance with the Financials Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation. On November 15, 2012, each non-employee director received 90,246 restricted stock units, 1/3 of which vested on the grant date, 1/3 vest on the first anniversary of the grant date and the remaining 1/3 vest on the second anniversary of the grant date, and had a grant date fair value of $4.04 per share. These amounts do not necessarily correspond to the actual cash value that will be recognized by the directors. As of December 31, 2012, each of Messrs. Berman, Ligon, Setrakian and Spears held 60,164 unvested restricted stock units.

(3)	On May 24, 2012, we granted each of our then-serving non-employee directors an option to purchase 3,571 shares of common stock at an exercise price of $13.30 per share, which represented the fair market value of our common stock on the date of grant. In connection with the closing of the Emerald Acquisition, we accelerated the vesting of all non-vested unexercised options held by our non-employee directors, which had an associated expense of $166,790 per director. We used the Black-Scholes option valuation model to calculate stock the value of the options at the date of grant and the value associated with accelerating the non-vested options as of the date of closing the Emerald Acquisition. As of December 31, 2012, Mr. Berman held vested, unexercised stock options to purchase 24,283 shares of common stock at exercise prices ranging from $13.30 to $33.96 per share; Messrs. Lahti, O’Toole and Ms. McLeroy held vested, unexercised stock options to purchase 21,427 shares of common stock at exercise prices ranging from $13.30 to $21.00 per share; and Mr. Sherman held vested, unexercised stock options to purchase 28,570 shares of common stock at exercise prices ranging from $13.30 to $25.90 per share.

(4)	On July 26, 2012 in connection with the closing of the Emerald Acquisition, Messrs. Lahti, O’Toole, Sherman and Ms. McLeroy resigned as members of the Board.

RELATED PARTY TRANSACTIONS

Review and Approval of Transactions

A majority of the disinterested members of the Audit Committee must approve any proposed transaction between us and any officer or director, nominee for director, any shareholder owning in excess of 5% of our common stock, immediate family member of an officer or director, or an entity that is substantially owned or controlled by one of these individuals. The only exceptions to this policy are for transactions that are available to all of our employees in general or involve less than $25,000. If the proposed transaction involves executive or director compensation, it must also be approved by the Compensation Committee. Similarly, in accordance with our Code of Ethics and Business Conduct, if a significant company opportunity is presented to any of our officers or directors, such officer or director must first present the opportunity to the Board for consideration. At each meeting of the Audit Committee, the Audit Committee meets with our management to discuss any proposed related party transactions. If a related party transaction is approved, management will update the Audit Committee with any material changes to the approved transaction at its regularly scheduled meetings.

White Deer Energy Investment

In February 2013, we entered into a securities purchase agreement with WDE Emerald Holdings LLC and White Deer Energy FI L.P., affiliates of White Deer Energy (collectively, “White Deer Energy”). The transactions contemplated by the purchase agreement were consummated on February 19, 2013. At the closing, in exchange for a cash investment of $50 million, we issued to White Deer Energy 500,000 shares of Series A Perpetual Preferred Stock, 5,114,633 shares of Series B Voting Preferred Stock and warrants to purchase an initial aggregate amount of 5,114,633 shares of our common stock at an initial exercise price of $5.77 per share. The Series A Perpetual Preferred Stock, the Series B Voting Preferred Stock and the warrants are referred to herein as the “Securities.” As of April 19, 2013, White Deer Energy has the right under the warrants to acquire, approximately 16.5% of our common stock.

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Cumulative dividends on the Series A Perpetual Preferred Stock accrue at an annual rate of 10%. The dividends are payable quarterly in arrears, commencing on March 31, 2013. Prior to April 1, 2015, we have the option, upon obtaining shareholder approval, to pay dividends on the outstanding shares of Series A Perpetual Preferred Stock either (x) in cash or (y) by issuance of (A) additional shares of Series A Perpetual Preferred Stock equal to the accrued and unpaid dividends divided by $100.00, and (B) an additional warrant (a “PIK Warrant”) to purchase shares of common stock equal to the accrued and unpaid dividend amount at an exercise price equal to such volume-weighted average price. However, we may not issue additional shares of Series A Perpetual Preferred Stock or PIK Warrants unless and until we obtain shareholder approval to issue the additional securities. See Proposal 2—Approval of the Payment of Dividends on our Outstanding Shares of Series A Perpetual Preferred Stock with Additional Shares of Series A Perpetual Preferred Stock and a Warrant to Purchase Shares of our Common Stock.”

Pursuant to the purchase agreement, White Deer Energy obtained the right to designate one member of our Board. This right to designate a member of the Board will terminate if no shares of Series A Perpetual Preferred Stock remain outstanding. Upon closing, we increased the size of our Board to consist of eight directors, and Thomas J. Edelman was selected as the initial Series A Perpetual Preferred Stock director. Upon the occurrence of certain events of default under our credit agreement, White Deer Energy will be entitled to elect a number of additional directors that, together with the initial director to be designated by White Deer Energy, would constitute the greatest number of members of our Board that does not exceed 25% of total number of members of our Board to serve as additional members of our Board. At closing, we also entered into an indemnification agreement with each member of our Board, including Mr. Edelman.

In connection with closing, we also granted White Deer Energy certain registration rights. The registration rights agreement requires us to file a resale registration statement to register the shares of our common stock issuable upon exercise of the warrants held by White Deer Energy if, at any time on or after 90 days from the closing, White Deer Energy makes a written request to us for registration of the securities. Under the registration rights agreement, we are required to use our commercially reasonable efforts to cause such resale registration statement to become effective within 120 days after its filing.

If we fail to file the registration statement when required or the registration statement does not become effective when required, we will be required to pay liquidated damages to White Deer Energy. The amount of liquidated damages will equal 0.25% of the product of the exercise price per share of the common stock underlying the warrants held by White Deer Energy times the number of shares of common stock, or common stock underlying the warrants, held by White Deer Energy per 30-day period for the first 60 days, increasing by an additional 0.25% of such product per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of such product per 30-day period. We will be required to pay any liquidated damages in cash. If, however, the payment of cash will result in a breach of any of our credit facilities or other material indebtedness, then we can pay liquidated damages in additionally issued shares of our common stock.

If White Deer Energy elects to dispose of registrable securities under the resale registration statement in an underwritten offering and reasonably anticipates gross proceeds from such underwritten offering would be at least $20 million, we will be required to take all such reasonable actions as are requested by the managing underwriters to expedite and facilitate the registration and disposition of the securities in the offering. In addition, if we propose to register certain offerings of securities under the Securities Act of 1933, then White Deer Energy will have “piggy-back” rights, subject to quantity limitations determined by underwriters if the offering involves an underwriting, to request that we register their registrable securities.

We generally will bear the registration expenses incurred in connection with registrations. We have agreed to indemnify White Deer Energy against certain liabilities in connection with any registration effected under the registration rights agreement.

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PROPOSAL 2

APPROVAL OF THE PAYMENT OF DIVIDENDS ON OUR OUTSTANDING SHARES OF SERIES A PERPETUAL PREFERRED STOCK WITH ADDITIONAL SHARES OF SERIES A PERPETUAL PREFERRED STOCK AND A WARRANT TO PURCHASE SHARES OF OUR COMMON STOCK

Background

On, February 19, 2013, we issued an aggregate of 500,000 shares of a new Series A Perpetual Preferred Stock, $0.001 par value per share, 5,114,633 shares of Series B Voting Preferred Stock, $0.001 par value per share, and warrants to purchase 5,114,633 shares of common stock to affiliates of White Deer Energy for a cash purchase price of $50 million. Cumulative dividends on the Series A Perpetual Preferred Stock accrue at an annual rate of 10%. The dividends are payable quarterly in arrears, commencing on March 31, 2013. Prior to April 1, 2015, we have the option to pay dividends on the outstanding shares of Series A Perpetual Preferred Stock either (x) in cash or (y) by issuance of (A) additional shares of Series A Perpetual Preferred Stock equal to the accrued and unpaid dividends divided by $100.00, and (B) an additional warrant (a “PIK Warrant”) to purchase shares of common stock equal to the accrued and unpaid dividend amount at an exercise price equal to such volume-weighted average price. However, we may not issue additional shares of Series A Perpetual Preferred Stock or PIK Warrants unless and until we obtain shareholder approval to issue the additional securities. If we do not obtain shareholder approval to issue additional shares of Series A Perpetual Preferred Stock and PIK Warrants, we will pay all accrued and unpaid dividends on the Series A Perpetual Preferred Stock in cash.

The Series A Perpetual Preferred Stock will not vote generally with our common stock, but will have specified approval rights with respect to, among other things, changes to our organizational documents that affect the Series A Perpetual Preferred Stock, payment of dividends on our common stock or other junior stock, redemptions or repurchases of our common stock or other capital stock and incurrence of certain indebtedness. In addition, upon the occurrence of certain events of default under our credit agreement, the holders of the Series A Perpetual Preferred Stock will have additional specified approval rights with respect to, among other things, the incurrence or guarantee by us of any indebtedness, any change in compensation or benefits of or employment or severance agreements with our officers and any agreement or arrangement pursuant to which we or any of our subsidiaries would pay or incur liability in excess of $1,000,000 over the term of such agreement or arrangement. The holders of Series A Perpetual Preferred Stock are also entitled to designate a member of our Board, so long as any shares of Series A Perpetual Preferred Stock are outstanding. The initial Series A Perpetual Preferred Stock director is Thomas J. Edelman.

From and after February 15, 2013, the Series A Perpetual Preferred Stock may be redeemed by us, at our option, in whole at any time or in part from time to time, at a premium to the issue price plus accrued and unpaid dividends, whether or not declared, to such date of redemption. The holders of the Series A Perpetual Preferred Stock have no right to exchange or convert such shares into any other securities of the Company.

Our Board has unanimously approved the option to issue additional Series A Perpetual Preferred Stock and PIK Warrants for payment of the Series A Perpetual Preferred Stock dividends and has determined that this proposal is advisable and in our best interests and our shareholders.

Reason for Request for Shareholder Approval

Because our common stock is listed on the NYSE MKT, we are subject to the NYSE MKT’s rules and regulations. Section 713 of the NYSE MKT LLC Company Guide requires listed companies to obtain shareholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) is equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of the stock.

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In conjunction with the issuance of the Series A Perpetual Preferred Stock, we also issued warrants to purchase an initial aggregate amount of 5,114,633 shares of our common stock to affiliates of White Deer Energy. White Deer Energy has the right under the warrants to acquire approximately 19.75% of our outstanding common stock as of April 19, 2013, or approximately 16.49% of our outstanding common stock on a diluted basis taking into account the exercise of the warrants. If we elect to issue additional shares of Series A Perpetual Preferred Stock and PIK Warrants as dividends on our Series A Perpetual Preferred Stock, based upon the 10% annual dividend rate of the Series A Perpetual Preferred Stock and assuming the 10-day volume weighted average closing price of our common stock was equal to $6.00 per share, White Deer Energy would then have the right to acquire an additional 12,500 shares of Series A Preferred Stock and a PIK Warrant to purchase 208,333 common shares of our common stock upon exercise of the PIK Warrants for the quarter ending June 30, 2013. Assuming we paid in kind all dividends through March 31, 2015 and that the 10-day volume weighted average closing price of our common stock was $6.00 per share, we would issue approximately 109,000 additional shares of Series A Perpetual Preferred Stock and additional PIK Warrants to purchase approximately 1.8 million shares of our common stock, which represents approximately 6.9% of our currently outstanding common stock. The issuance of the warrants alone did not require the approval of our stockholders pursuant to the NYSE MKT Rule, however, based on the additional shares of common shares that will be issued upon the conversion of the PIK Warrants, we must obtain shareholders approval prior to the issuance of any additional shares of Series A Perpetual Preferred Stock and PIK Warrants to affiliates of White Deer Energy, the holders of our Series A Perpetual Preferred Stock.

In order to comply with the NYSE MKT rules and regulations, the Preferences, Limitations, and Relative Rights of the Series A Perpetual Preferred Stock set forth in our Articles of Incorporation provides that dividends on the Series A Perpetual Preferred Stock must be paid in cash unless and until our shareholders vote to approve the issuance of any additional shares of Series A Perpetual Preferred Stock and PIK Warrants. In connection with the issuance of the Series A Perpetual Preferred Stock, we agreed to include a proposal in this proxy statement to authorize the issuance of such securities in accordance with the requirements of Section 713 of the NYSE MKT LLC Company Guide.

While the issuance of common stock upon conversion of the PIK Warrants will have a dilutive effect on our earnings per share and on each stockholder’s percentage voting power, we believe that the option to pay the dividends on the Series A Perpetual Preferred Stock with additional shares of Series A Perpetual Preferred Stock and PIK Warrants, rather than cash, will best enable us to deploy our cash to further our development activities rather than making cash dividend payments. We also believe that the option to begin making dividend payments in additional shares of Series A Perpetual Preferred Stock and PIK Warrants instead of cash will provide us with the flexibility to reexamine our capital structure at such time and to consider whether it would then be in the best interests of our stockholders to make non-cash payments.

Interest of Certain Persons in Matters to Be Acted Upon

As noted above, one of our directors, Thomas J. Edelman, has been selected as the designated director of the holders of the Series A Perpetual Preferred Stock and is a Managing Partner of White Deer Energy. White Deer Energy, through its affiliates, holds all 500,000 shares of Series A Perpetual Preferred Stock and all 5,114,633 shares of Series B Voting Preferred Stock. The holders of the Series B Voting Preferred Stock will not vote on this proposal.

Required Vote and Recommendation

Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), this proposal will be approved if the votes cast favoring the proposal exceeds the votes cast opposing the proposal. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will not have an affect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PAYMENT OF DIVIDENDS ON OUR OUTSTANDING SHARES OF SERIES A PERPETUAL PREFERRED STOCK WITH ADDITIONAL SHARES OF SERIES A PERPETUAL PREFERRED STOCK AND A WARRANT TO PURCHASE SHARES OF OUR COMMON STOCK

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PROPOSAL 3

APPROVAL OF THE EMERALD OIL, INC. SECOND AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

Background and Purpose

Our Board has unanimously adopted, and is submitting for shareholder approval, the amendment and restatement of the Emerald Oil, Inc. 2011 Equity Incentive Plan, which we refer to as the “2011 Plan.” The primary purpose of amending and restating the 2011 Plan is to increase the number of shares of common stock reserved for issuance under the 2011 Plan by 3,750,000 shares. The increase in this limit will allow us to continue to make future grants of equity incentive awards under the 2011 Plan to directors, officers, employees, consultants and other persons who provide services to us on a full-time basis. As described more fully below, we consider such future grants of equity incentive awards to be a key component of our compensation structure. The past grants received by our executive officers and directors under the 2011 Plan during fiscal year 2012 are set forth above in the sections titled “Executive Compensation” and “Director Compensation,” respectively.

Additionally, the 2011 Plan has been amended and restated to add provisions to the 2011 Plan intended to enable us to grant performance-based compensation awards that are exempt from the $1 million limit on tax-deductible compensation applicable to certain officers of public companies pursuant to Section 162(m) of the Internal Revenue Code (the “Code”) as described more fully below. Such provisions regarding performance-based compensation must be approved by shareholders and approval of the 2011 Plan pursuant to this proposal will constitute approval of such provisions for purposes of Section 162(m) of the Code.

The 2011 Plan was originally adopted on May 27, 2011 and has been amended from time to time. When the 2011 Plan was originally adopted, we reserved 714,286 shares of common stock for issuance under the 2011 Plan. We reserved an additional 2,785,714 shares of common stock for issuance in connection with the 2011 Plan when it was last amended in 2012. Since the adoption of the 2011 Plan through December 31, 2012, we have granted, in the aggregate, (i) options to purchase 703,572 shares of our common stock, (ii) 910,292 shares of restricted stock and (iii) 1,919,131 restricted stock units. As a result of the grants of options, shares of restricted stock and stock-settled restricted stock units pursuant to the 2011 Plan, substantially all of the authorized and available shares have been issued or committed for issuance. As of December 31, 2012, 20,578 shares of our common stock remained available for issuance under the 2011 Plan. See Equity Compensation Plan Information set forth above in the section titled “Executive Compensation” for additional information regarding the number of shares of our common stock that are available for issuance under the 2011 Plan.

Accordingly, our Board has determined that there are not sufficient shares available for issuance under the 2011 Plan to make future equity grants, a key component of our compensation structure. We consider the 2011 Plan to be an essential element of total compensation of our executive officers and employees and believe the 2011 Plan promotes our interests and the interests of our shareholders by attracting and retaining the services of key employees, qualified directors and qualified consultants and other independent contractors and encouraging a sense of proprietorship in the Company and stimulating the active interest of those persons receiving awards under the 2011 Plan in our development and success. By increasing the number of shares of common stock available for issuance as awards under the 2011 Plan by 3,750,000 shares, or approximately 15% of our currently outstanding shares of common stock, we believe we will have the flexibility to use equity awards to continue to support our growth strategy and our ability to attract and retain talented executives and employees. Because the amount and timing of specific equity awards in the future is dependent on our employee headcount, management performance, competitive compensation practices and other factors, some of which are beyond our control, it is not possible to know when or if the currently proposed increase in the shares available under the 2011 Plan will be exhausted or the amount of subsequent dilution that may ultimately result from such awards.

In addition, our ability to obtain a federal income tax deduction for amounts paid under the 2011 Plan could be limited by Section 162(m) of the Code unless the 2011 Plan is approved by shareholders. Pursuant to Section 162(m) of the Code, the federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1 million paid to any of our “covered employees” (within the meaning of Section 162(m) of the Code), which generally include the chief executive officer and the three other most highly compensated officers other than the chief financial officer. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the 2011 Plan as amended and restated will satisfy the requirements for performance-based compensation as that term is used in Section 162(m) of the Internal Revenue Code. Additionally, the Committee may designate whether any other awards being granted to any Participant are intended to be performance-based compensation. Any such awards designated as intended to be performance-based compensation shall be conditioned on the achievement of one or more performance measures as described more fully below.

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If Proposal 3 is not approved by shareholders, we will not have sufficient shares for future grants and all or a portion of our incentive awards granted to our covered employees under the 2011 Plan may not be deductible by us pursuant to Section 162(m) of the Code; meaning that we may be limited in our ability to grant awards that are both deductible and that satisfy our compensation objectives.

Description of the 2011 Plan

The principal provisions of the 2011 Plan, as amended and restated, are summarized below. This summary is not a complete description of all of the 2011 Plan’s provisions and is qualified in its entirety by reference to the 2011 Plan, which, as amended and restated, is attached to this proxy statement as Annex A (the changes in the 2011 Plan as compared to the previous amendment and restatement of the 2011 Plan are underlined). Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the 2011 Plan.

Purpose and Eligible Participants

The purpose of the 2011 Plan is to promote the our success by facilitating the employment and retention of competent personnel and by furnishing equity and cash incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this proxy statement, 21employees, five directors, and no consultants are eligible to participate in the 2011 Plan.

Administration

The 2011 Plan will be administered by the Board; provided, however, that the Board may delegate some or all of the administration of the 2011 Plan to a committee or committees of non-employee directors. In accordance with the Exchange Guide, the Board has delegated to the Compensation Committee of the Board (the “Committee”) the responsibility for approving, or recommending to the Board for approval, awards to our executive officers under the 2011 Plan. Any award that is intended to constitute performance-based compensation for purposes of Section 162(m) of the Code shall be granted by the Committee, which shall consist solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Board and any committee appointed by the Board to administer the 2011 Plan are collectively referred to herein as the “Administrator”.

Subject to the terms of the 2011 Plan, the Administrator will have the authority to (i) make awards and to determine to whom and when awards shall be granted, (ii) determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and, for options and SARs, the manner of exercise, (iii) prescribe the form of agreements to evidence awards (which may vary from individual to individual), (iv) administer and interpret the 2011 Plan, including the authority to make and amend rules, regulations and guidelines for the administration of the 2011 Plan, and (v) make all other determinations necessary or advisable for the administration of the 2011 Plan or any agreement issued thereunder, to the extent permitted by law and the 2011 Plan. The Administrator’s interpretation of the 2011 Plan, and all actions taken and determinations made by the Administrator shall be conclusive and binding on all parties.

Types of Awards

The 2011 Plan permits the grant of the following types of awards: options, restricted stock awards, restricted stock unit awards, performance awards and stock appreciation rights.

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Options

Options may either be incentive stock options (“ISOs”), which are specifically designated as such for purposes of compliance with Section 422 of the Code, or non-qualified stock options (“NSOs”). Options vest as determined by the Administrator, subject to certain statutory limitations regarding maximum value of ISOs that may vest in one year. The exercise price of each share subject to an option will be equal to or greater than the fair market value of a share on the date of the grant of the option, except in the case of an ISO grant to a shareholder who owns more than 10% of our outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. As required by the Code, the aggregate fair market value, determined at the time an ISO is granted, of our common stock with respect to which ISOs may be exercised by an option holder for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000. Recipients of options have no rights as a shareholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Upon exercise of an option granted under the 2011 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of common stock, by withholding shares of common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and our insider trading policies), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares of common stock required to be delivered or withheld.

Restricted Stock Awards

Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on continued employment with the Company or the satisfaction of other criteria, such as the achievement of performance objectives. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

Restricted Stock Unit Awards

Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting provisions may be based on continued employment with the Company or the satisfaction of other criteria, such as the achievement of performance criteria. Recipients of restricted stock units have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards

Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights

A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of common stock, or a combination of cash and common stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of common stock on the date of the exercise, over (ii) a specified exercise price. If a stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. Recipients of stock appreciation rights have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

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Performance Criteria

The performance criteria to be used for purposes of awards under the 2011 Plan are set in the sole discretion of the Administrator. With respect to any award (other than options or stock appreciation rights) that is intended to constitute performance-based compensation (within the meaning of Section 162(m) of the Code), performance criteria may consist of one or more or any combination of the following criteria: net earnings; earnings per share; net sales growth; net income (before or after taxes); net operating profit; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments, which equals net cash flows divided by owner’s equity; earnings before or after taxes, interest, depreciation and/or amortization; internal rate of return or increase in net present value; gross margins; gross margins minus expenses; operating margin; share price (including, but not limited to, growth measures and total stockholder return); expense targets; working capital targets relating to inventory and/or accounts receivable; planning accuracy (as measured by comparing planned results to actual results); comparisons to various stock market indices; comparisons to the performance of other companies; or any combination of the foregoing. Where applicable, the performance targets based on satisfaction of performance criteria may be expressed in terms of attaining a specified level of the particular measure or the attainment of a percentage increase or decrease in the particular measure, and may be applied to one or more of the Company, a subsidiary, or a division or strategic business unit of the Company or a subsidiary, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.

The 2011Plan, as amended and restated, provides the Committee discretion to determine whether all or any portion of an award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (the “162(m) Requirements”); provided, however, that unless otherwise indicated by the Committee at the time of grant, all options and stock appreciation rights granted pursuant to the 2011 Plan shall be deemed to be intended to be performance-based compensation. The performance goals for any such award that is intended to satisfy the 162(m) Requirements (other than an option or stock appreciation right) shall be objective and established in writing by the Committee not later than 90 days after commencement of the performance period with respect to such award (but in no event after 25% of the performance period has elapsed), provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The performance goals established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the performance criteria listed above. At the time of the grant of an award and to the extent permitted under the 162(m) Requirements, the committee may provide for the manner in which the performance goals would be measured in light of specified corporate transaction, extraordinary events, accounting changes or other similar occurrences. All determinations made by the Committee as to the establishment or the achievement of performance goals, or the final settlement of an award intended to satisfy the 162(m) Requirements, shall be required to be made in writing. An award designated as performance-based compensation shall not vest prior the first anniversary of the applicable grant date (subject to acceleration of vesting, to the extent provided by the Committee, in the event of a participant’s death, disability or a change in control). The Committee shall have discretion to reduce, but not to increase, the amount payable and/or the number of shares of our common stock to be granted, issued, retained or vested pursuant to any such award.

Although the 2011 Plan has been drafted to enable designated awards to satisfy the requirements for the performance-based compensation exception, the Committee considers many factors in determining which grants to make to participants in addition to the deductibility of the compensation and the Committee maintains the flexibility to grant awards or pay amounts that do not constitute performance-based compensation if they believe it is in the best interest of the Company or our shareholders. Nothing in the 2011 Plan shall preclude the Committee from granting awards that are not intended to be performance-based compensation under Section 162(m) of the Code.

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Maximum Number of Shares and Grant Limitations

The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2011 Plan, as amended and restated, is 7,250,000 shares. The maximum aggregate number of shares of common stock that may be issued through ISOs shall also be 7,250,000 shares.

Shares subject to awards granted under the 2011 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an award, or which represent an award to the extent it is settled in cash, will remain in the pool of shares available for issuance under the 2011 Plan.

For options and stock appreciation rights that are intended to constitute performance-based compensation (within the meaning of Section 162(m) of the Code), no more than 500,000 shares of common stock may be subject to such awards granted to any one individual during any one calendar year.

For awards other than options, stock appreciation rights or performance cash units that are intended to be performance-based compensation (within the meaning of Section 162(m) of the Code), no more than 500,000 shares of common stock may be subject to such awards granted to any one individual during any one calendar year (regardless of whether settlement of the award is to occur prior to, at the time of or after the time of vesting). If the delivery of common stock is deferred until after the common stock has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period shall be disregarded.

For performance cash units that are intended to be performance-based compensation (within the meaning of Section 162(m) of the Code), the maximum amount payable to any participant with respect to any twelve month performance period shall equal $2,500,000 (pro rated for performance periods that are greater or lesser than twelve months).

Amendments

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2011 Plan or revise or amend it in any respect; provided that no such suspension, termination, revision or amendment may impair the conditions of any award outstanding on the date of such change which would be a material detriment to the participant without the consent of such participant. Additionally, the Board may not, without shareholder approval, revise or amend the 2011 Plan (i) to materially increase the number of shares subject to the 2011 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options or stock appreciation rights may be granted, (iv) to cancel options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock, (v) to materially increase the benefits accruing to participants under the 2011 Plan or (vi) in any manner that will cause ISOs to fail to meet the requirements of Code Section 422.

Term

The Administrator may grant awards pursuant to the 2011 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after June, 2023.

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Change of Control

Unless otherwise provided in the terms of an award, upon a Change of Control of the Company, as defined in the 2011 Plan, the Administrator shall have the option to provide for any of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof), (ii) the complete termination of the 2011 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control, (iii) that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations and (iv) that holders of outstanding awards shall become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested), as of the effective date of any such Change of Control, cash in an amount equal to (a) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of options or stock appreciation rights or (b) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such Change of Control.

Transfer Restrictions

Unless permitted by law and expressly permitted by the Administrator in an applicable grant agreement, no award made under the 2011 Plan shall be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships whose beneficiaries or partners are members of his or her “immediate family” (as defined and permitted by applicable federal securities law).

New Plan Benefits

The amount of future awards will be determined by the Administrator. The 2011 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, we cannot determine the awards that will be made under the 2011 Plan or that would have been made in the past if the 2011 Plan, as amended, had been in place. On April 18, 2013, the closing price of our common stock, the securities underlying the options, awards and rights, was $5.96.

Federal Income Tax Matters

The discussion which follows is a summary, based on current law, of some significant U.S. federal income tax considerations relating to awards under the 2011 Plan. The following is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2011 Plan. The award recipient may also be subject to state and local taxes and employment taxes in connection with award granted under the 2011 Plan. The award recipient should consult with an individual tax advisor to determine the applicability of the tax aspects of participating in the 2011 Plan in the recipient’s personal circumstances.

Options

Under present law, a recipient of an NSO will not recognize any taxable income at the time an NSO is granted pursuant to the 2011 Plan. Upon exercise of the NSO, however, the recipient generally must recognize ordinary income in an amount equal to the difference between the exercise price of such NSO and the fair market value (determined as of the date of exercise) of the common stock acquired by the recipient upon the exercise of such NSO. Upon the disposition of the shares acquired upon the exercise of such NSO, any resulting gain or loss will generally be treated as capital gain or loss, with the basis in such shares equal to the fair market value of the shares at the time of exercise. We will be entitled to a corresponding deduction at the time such NSO is exercised and must comply with applicable tax withholding requirements.

ISOs granted under the 2011 Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, a recipient of an ISO generally recognizes no taxable income when the ISO is granted. Further, the recipient generally will not recognize any taxable income when the ISO is exercised if he or she has been, without a break in service, an employee of the Company or an affiliate from the date that the ISO was granted until three months before the date of exercise (or, until one year prior to the date of exercise, if the optionee is disabled (as such term is defined in the Code)). We ordinarily are not entitled to any deduction upon the grant or exercise of an ISO. The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the recipient’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the recipient’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the recipient will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

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If the recipient does not dispose of the shares acquired upon the exercise of an ISO for a period of two years from the date of grant of the ISO or one year from receiving the transfer of the shares, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the recipient as capital gain, and we will not be entitled to any deduction for federal income tax purposes. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the recipient will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock Awards

Generally, no income is taxable to the recipient of a restricted stock award at the time that the award is granted, provided that the award is subject to a substantial risk of forfeiture (for U.S. income tax purposes) at the time of grant. Instead, the recipient will recognize ordinary income equal to the fair market value of the shares when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture). We will be entitled to a corresponding deduction at such time. We must comply with applicable tax withholding requirements. The recipient’s tax basis in any shares acquired pursuant to a restricted stock award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the recipient will generally realize a capital gain or loss, as applicable. Dividends paid to the recipient during the restriction period, if so provided, will also be compensation income to the recipient.

Restricted Stock Units

Generally, no income is taxable to the recipient of a restricted stock unit award at the time that the award is granted. A recipient of restricted stock units will generally recognize ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the delivery date(s) of the shares. We generally will receive a corresponding deduction at such time and must comply with applicable tax withholding requirements. The recipient’s tax basis in any shares acquired pursuant to a restricted stock unit award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the recipient will generally realize a capital gain or loss, as applicable.

Performance Awards

Generally, no income is taxable to the recipient of a performance award at the time that the award is granted. A recipient of performance awards will recognize ordinary income equal to the value of the shares of common stock or the cash received, as the case may be, at the time that the award is settled. We generally will receive a corresponding deduction at such time and must comply with applicable tax withholding requirements. The recipient’s tax basis in any shares acquired pursuant to a performance award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the recipient will generally realize a capital gain or loss, as applicable.

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Stock Appreciation Rights

Generally, no income is taxable to the recipient of a stock appreciation right at the time that the award is granted. Generally, a recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the shares of common stock or the cash received at the time that the stock appreciation right is exercised. We generally will receive a corresponding deduction at such time and must comply with applicable tax withholding requirements. Gains or losses realized by the recipient upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Other Tax Matters

Any acceleration of the vesting or payment of awards under the 2011 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20 percent excise tax and preclude our deduction of such amounts.

As discussed previously, a U.S. federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to any of the most highly compensated officers of a public corporation (not more than five). However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. To preserve our deduction for any compensation paid in excess of $1 million to our most highly compensated officers, the 2011 Plan, as amended and restated (subject to shareholder approval) has been designed to enable awards thereunder to constitute “performance-based compensation” and not be counted toward the $1 million limit.

Awards granted pursuant to the LTIP are generally not intended to constitute “deferred compensation” subject to Section 409A of the Code. If an award does constitute “deferred compensation,” it is intended to comply with Section 409A of the Code. A violation of Section 409A of the Code may subject a participant to immediate taxation of an award plus a 20 percent excise tax and interest.

Interest of Certain Persons in Matters to Be Acted Upon

Other than as a result of their right to participate in the 2011 Plan, no person who was a director or executive officer of us in the year ended December 31, 2012, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Recommendation

Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), this proposal will be approved if the votes cast favoring the proposal exceeds the votes cast opposing the proposal. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will not have an affect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EMERALD OIL, INC. SECOND AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN.

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PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

Our Audit Committee has engaged the firm of BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. BDO USA, LLP also served as our independent registered public accounting firm for the fiscal year ending December 31, 2012. A representative of BDO is expected to be present at the 2013 Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding the audit of our financial statements.

Audit Fees

The following table presents fees for professional services provided by BDO USA, LLP to us for the audit of our annual financial statements, the review of our interim financial statements, and other services for the fiscal years ended December 31, 2012 and December 31, 2011.

Category	Fiscal Year	Fees
Audit Fees(1)	2012	$323,320
	2011	$171,000
Audit-Related Fees(2)	2012	$15,610
	2011	$—
Tax Fees(3)	2012	$—
	2011	$2,000
All Other Fees(4)	2012	$1,510
	2011	$15,720

_______________

(1)	Audit fees represent fees billed for professional services provided for the audit of our annual financial statements and review of our quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements in connection with the filing of periodic reports. Audit-related fees are fees billed for assurance and related services in connection with the Emerald Acquisition and related regulatory filings.

(3)	Tax fees represent fees billed for professional services for tax compliance, tax advice and tax planning which included preparation of tax returns.

(4)	All other fees to BDO USA, LLP represent fees billed for compensation consulting services in connection with a study of compensation programs related to named executive officers and non-employee directors of a broad peer group of exploration and production companies.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of BDO as our principal independent registered public accounting firm to perform audit services for us. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for us by the independent auditor prior to engagement. One hundred percent (100%) of the audit services, audit-related services, tax-related services and compensation consulting services referenced above were pre-approved by our Audit Committee.

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Required Vote and Recommendation

If a quorum is present, the affirmative vote of the shareholders holding a majority of the shares of common stock represented at the 2013 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will not have an affect on the proposal. If our shareholders fail to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm, it is not anticipated that BDO USA, LLP will be replaced in 2013. Such lack of approval will, however, be considered by the Audit Committee in selecting our independent registered public accounting firm for 2014.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

OTHER BUSINESS

Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and certain beneficial owners of more than 10% of our common stock to file with the SEC reports of ownership (Form 3) and changes in ownership (Forms 4 and 5) of our common stock. The reporting persons are required to furnish us with copies of all reports filed pursuant to Section 16(a). Based solely upon review of these SEC reports and written representations to us from certain reporting persons, we believe that during fiscal year 2012, all applicable filing obligations under Section 16(a) have been met by all of the reporting persons, except McAndrew Rudisill and Paul Wiesner each did not timely file his Form 3 and two Forms 4, J.R. Reger and Mitch Thompson each did not timely file three Forms 4, Lyle Berman, and Mike Krzus each did not timely file two Forms 4, Duke Ligon, Seth Setrakian and Dan Spears each filed one late Form 4, Marty Beskow did not timely file his Form 3 and two Forms 4, Karl Osterbuhr and David Veltri did not timely file his Form 3 and one Form 4, and Joseph Lahti, Myrna McLeroy, Loren O’Toole and Josh Sherman (all former directors) each did not timely file one Form 4.

Shareholder Proposals for the 2014 Annual Meeting

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2014 Annual Meeting must be received by us at our office in Denver, Colorado, addressed to our Secretary, no later than February 13, 2014 to be includable in our proxy statement and related proxy for the 2014 Annual Meeting. Additionally, pursuant to the advance notice provisions of our bylaws, as authorized by applicable state law, in order for shareholders to present nominations or other business at the 2014 Annual Meeting, a shareholder’s notice of such nomination or other business must be received no earlier than March 15, 2014 and no later than April 14, 2014 and must be in a form that complies with the requirements set forth in our bylaws.

Shareholders Sharing the Same Last Name and Address

In accordance with notices that we send to certain shareholders, we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

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If you received a householded mailing this year and you would like to have additional copies of the our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Corporate Secretary by mail at 1600 Broadway, Suite 1360, Denver, Colorado 80202 or by telephone at (303) 323-0008. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Annual Report on Form 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO MITCHELL THOMPSON, CHIEF ACCOUNTING OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS.

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Annex A

EMERALD OIL, INC.

SECOND AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)           “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

(b)           “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)           “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award.  Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)           “Award” shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

(e)           “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below.  For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)            Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)           There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)          There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

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(iv)          Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.  To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(f)            “Close of Business” of a specified day shall mean 5:00 p.m., Mountain Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(g)           “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(g), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Any Award granted under the Plan which is intended to constitute performance-based compensation (including Incentive Stock Options and Nonqualified Stock Options) within the meaning of Code Section 162(m) shall be granted by a Committee consisting solely of two or more “outside directors” within the meaning of Code Section 162(m).

(h)           “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

(i)            The “Company” shall mean Emerald Oil, Inc., a Montana corporation

(j)            “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  For purposes of this plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(k)           “Director” shall mean a member of the Board of Directors of the Company.

(l)            “Effective Date” shall mean the date the Board of Directors of the Company adopts the Plan.

(m)          “Employee” shall mean a common-law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(n)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

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(o)           “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the NYSE MKT stock exchange or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the NYSE MKT stock exchange, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock. Notwithstanding the foregoing, the Board or the Committee may determine Fair Market Value in a manner other than as specified above provided that the method used to determine Fair Market Value reasonable and in good faith and, in the case of any Option or Stock Appreciation Right, shall be determined in accordance with Code Section 409A.

(p)           “Incentive Stock Option” shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(q)           The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(r)            “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(s)           “Nonqualified Stock Option” shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

(t)            “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(u)           “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

(v)           “Performance Award” shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

(w)          “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. With respect to any Award (other than Options or Stock Appreciation Rights) that is intended to constitute performance-based compensation (within the meaning of Code Section 162(m)), “Performance Objectives” shall mean any of the following: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) net income (before or after taxes); (v) net operating profit; (vi) return measures (including, but not limited to, return on assets, capital, equity or sales); (vii) cash flow (including, but not limited to, operating cash flow and free cash flow); (viii) cash flow return on investments, which equals net cash flows divided by owner’s equity; (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) internal rate of return or increase in net present value; (xi) gross margins; (xii) gross margins minus expenses; (xiii) operating margin; (xiv) share price (including, but not limited to, growth measures and total stockholder return); (xv) expense targets; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) planning accuracy (as measured by comparing planned results to actual results); (xviii) comparisons to various stock market indices; (xix) comparisons to the performance of other companies; or (xx) any combination of the foregoing. Where applicable, the performance targets based on satisfaction of Performance Objectives may be expressed in terms of attaining a specified level of the particular measure or the attainment of a percentage increase or decrease in the particular measure, and may be applied to one or more of the Company, a Subsidiary, or a division or strategic business unit of the Company or a Subsidiary, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The targets based on the foregoing Performance Objectives shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Committee; provided that the Committee shall have the authority to include or exclude any of the following events that occurs during a performance period: (1) asset write-downs, (2) litigation or claim judgments or settlements, (3) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (4) accruals for reorganization and restructuring programs, (5) extraordinary nonrecurring items as described in SFAS No. 144 (or successor guidance) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (6) acquisitions or divestitures, and (7) foreign exchange gains and losses.

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(x)            “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(y)           “Performance Share” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(z)            “Performance Cash Unit” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(aa)         The “Plan” means the Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(bb)         “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

(cc)         “Restricted Stock Unit Award” shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

(dd)         “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(ee)         “Stock Appreciation Right” shall mean a grant pursuant to Section 13 of this Plan.

(ff)           A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree.  It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.

EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. ~~Notwithstanding anything in this Plan to the contrary, until shareholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable.~~

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If shareholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void~~, except that the grant of an Option shall be deemed to be a grant of a Nonqualified Stock Option under the applicable Prior Plan (without regard to whether the grant was intended to be an Incentive Stock Option.)~~.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees.  The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the “Administrator.”

Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award.  The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan.  The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.  In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options.  In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award.   The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.  The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

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SECTION 6.

STOCK AND LIMITATIONS

The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock.  Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is ~~Three~~ Seven Million ~~Five~~ Two Hundred Fifty Thousand ~~(3,500,000), which shall include (i) any shares of Common Stock that, as of the Effective Date, are authorized for issuance under the Prior Plans but have not been issued and are not subject to outstanding options, and (ii) any shares of Common Stock subject to any option (or portion thereof) outstanding under the Prior Plans on the Effective Date which, for any reason, expires, is forfeited, or is terminated prior to exercise, or which is surrendered or withheld to satisfy the exercise price or any withholding obligations of such option~~ (7,250,000).  The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options shall also be ~~Three~~ Seven Million ~~Five~~ Two Hundred Fifty Thousand (~~3,500,000~~7,250,000).

The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

(a) For Options and Stock Appreciation Rights that are intended to constitute performance-based compensation (within the meaning of Code Section 162(m)), no more than 500,000 shares of Common Stock may be subject to such Awards granted to any one individual during any one calendar year.

(b) For Awards other than Options, Stock Appreciation Rights or Performance Cash Units that are intended to be performance-based compensation (within the meaning of Code Section 162(m)), no more than 500,000 shares of Common Stock may be subject to such Awards granted to any one individual during any one calendar year (regardless of whether settlement of the Award is to occur prior to, at the time of or after the time of vesting). If the delivery of Common Stock is deferred until after the Common Stock has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period shall be disregarded.

(c) For Performance Cash Units that are intended to be performance-based compensation (within the meaning of Code Section 162(m)), the maximum amount payable to any Participant with respect to any twelve month performance period shall equal $2.5 million (pro rated for performance periods that are greater or lesser than twelve months).

SECTION 7.

PAYMENT OF OPTION EXERCISE PRICE

Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof.  In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.  “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

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With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Exercise Price.  The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option.  Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option.  The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)           Exercisability and Term of Incentive Stock Options.  The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”).  The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof).  Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement.  Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)           No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”).  Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)           Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof.  In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e)           Vesting Limitation.  Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Company or any Affiliate~~, including the Prior Plans,~~ shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)            Other Provisions.  The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable.  Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 9.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Exercise Price.  The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option.  Unless otherwise determined by the Administrator, the exercise price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Nonqualified Stock Option.

(b)           Term and Exercisability of Nonqualified Stock Options.  The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”).  The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c) No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”).  Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d) Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

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(e) Other Provisions.  The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.

RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a) Number of Shares.  The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b) Risks of Forfeiture.  The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse.  The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c) Issuance of Shares; Rights as Shareholder.  Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d) Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

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(e) Other Provisions.  The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a) Number of Shares.  The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

(b) Vesting.  The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject.  The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

(c) Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest.  The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof.  If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d) Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e) Other Provisions.  The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

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SECTION 12.

PERFORMANCE AWARDS

Each Performance Award shall be evidenced by a Performance Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a) Awards.  Performance Awards may be in the form of Performance Cash Units or Performance Shares.  Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.  Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b) Performance Objectives, Performance Period and Payment by the Company.  The Performance Award Agreement shall set forth:

(i) the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

(ii) one or more Performance Objectives established by the Administrator and the method for measuring performance;

(iii) the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

(iv) the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v) the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c) Withholding Taxes.  The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(d) No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

(e) Other Provisions.  The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

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SECTION 12A.

CODE SECTION 162(m) PERFORMANCE-BASED COMPENSATION

The provisions of this Section 12A shall apply to any Award under the Plan that is intended to constitute performance-based compensation within the meaning of Code Section 162(m).

(a) Any Award under the Plan may be designated as performance-based compensation. To the extent required by Code Section 162(m), any Award (other than an Option or Stock Appreciation Right) so designated shall be conditioned on the achievement of one or more performance targets as determined by the Committee and the additional requirements set forth in this Section 12A shall apply.

(b) The performance targets established for the performance period established by the Committee shall be objective (as that term is described in regulations under Code Section 162(m)), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the Performance Objectives.

(c) A Participant otherwise entitled to receive an Award for any performance period shall not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 12A(c), such exercise of discretion may not result in an increase in the amount of the payment.

(d) If a Participant's employment terminates because of death or disability, or if a change in control occurs prior to the Participant's termination of employment, the Award may, to the extent provided by the Committee, become vested without regard to whether the Award would be performance-based compensation.

(e) An Award designated as performance-based compensation shall not vest prior to the first anniversary of the date on which it is granted (subject to acceleration of vesting, to the extent provided by the Committee, in the event of the Participant’s death, disability or change in control).

Nothing in this Section 12A shall preclude the Committee from granting Awards under the Plan or the Committee, the Company or any Subsidiary from granting any Awards outside of the Plan that are not intended to be performance-based compensation; provided, however, that, at the time of grant of the Award by the Committee, the Committee shall designate whether such Awards are intended to constitute performance-based compensation. To the extent that the provisions of this Section 12A reflect the requirements applicable to performance-based compensation, such provisions shall not apply to the portion of the Award, if any, that is not intended to constitute performance-based compensation. Unless otherwise indicated by the Committee at the time of grant, all Options and Stock Appreciation Rights granted pursuant to the Plan shall be deemed to be intended to be performance-based compensation for the purposes of Code Section 162(m).

SECTION 13.

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

(a) Awards.  A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price.  The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant.  Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right.  A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

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(b) Term and Exercisability.  The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. “vests”).  The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.  If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c) Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d) No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

(e) Other Provisions.  The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 14.

RECAPITALIZATION, EXCHANGE,

LIQUIDATION, OR CHANGE OF CONTROL

(a) In General.  In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change.  Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

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(b) Liquidation.  Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c) Change of Control.  Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii) the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii) that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv) that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights; or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants.  In addition, the Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation.  The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.

NON-TRANSFERABILITY

Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution.  If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

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Notwithstanding anything in this Section 15 to the contrary, Non-Qualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution.  In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

SECTION 16.

INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements.  As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a) In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c) In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws.  If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained.  A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

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SECTION 17.

AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant.  Notwithstanding the foregoing, except as provided in Section 14 of this Plan, to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan (i) to materially increase the number of shares subject to the Plan, (ii) to change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) to decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) to cancel Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, (v) to materially increase the benefits accruing to Participants under the Plan, or (vi) in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, this Plan and all Agreements shall be interpreted in accordance with the requirements of Code Sections 409A and 422 and the regulations, notices, and other guidance of general applicability issued thereunder.  Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.

NO OBLIGATION TO EXERCISE OPTION;

NO EMPLOYMENT OR OTHER SERVICE RIGHTS

The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.  Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.

MISCELLANEOUS

(a) Issuance of Shares.  The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b) Choice of Law.  The law of the state of Montana shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(c) Severability.  In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d) No Duty to Notify.  The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award.  In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

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EMERALD OIL INC.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.eproxy.com/eox
Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 11, 2013.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 11, 2013.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1. Election of directors: 01 Mike Krzus; 02 Duke R. Ligon; 03 James Russell (J.R.) Reger; 04 McAndrew Rudisill; 05 Seth Setrakian; 06 Daniel L. Spears

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

☐ Unless otherwise specified on the reverse side, this Proxy authorizes the proxy holders to cumulate the votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders. To specify different directions with respect to cumulative voting, including withholding authority to cumulate votes with respect to one or more nominees, mark the adjacent box and write your instructions on the reverse side.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve the payment of dividends on our outstanding shares of Series A Perpetual Preferred Stock with additional shares of Series A Perpetual Preferred Stock and a warrant to purchase shares of our common stock	☐ For	☐ Against	☐ Abstain
3. Approve the Emerald Oil, Inc. Second Amended and Restated 2011 Equity Incentive Plan	☐ For	☐ Abstain	☐ Abstain
4. Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2013 fiscal year	☐ For	☐ Abstain	☐ Abstain

5. In their discretion, upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ______________________

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

EMERALD OIL, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 12, 2013

8 a.m. Central time

The proxy statement, proxy card, and Annual Report on Form 10-K are available on the Investor section of the Emerald Oil, Inc. website at http://www.emeraldoil.com

EMERALD OIL INC.

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 12, 2013.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Paul Wiesner, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.